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                                                                   EXHIBIT 10.51

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                       INTERDIGITAL TECHNOLOGY CORPORATION

                            PATENT LICENSE AGREEMENT

THIS IS A PATENT LICENSE AGREEMENT (the "Agreement"), dated May 8, 1995, (the "Effective Date") between InterDigital Technology Corporation ("ITC"), a Delaware corporation with a mailing address of 913 Market Street, Suite 802, Wilmington, DE 19801, and NEC Corporation ("Licensee"), a Japanese corporation with a mailing address of 7-1, Shiba 5-chome, Minato-ku, Tokyo 108-01, Japan.

                                   BACKGROUND

ITC owns and has the right to license the Licensed Patents (defined below) and is willing to grant worldwide, non-exclusive licenses thereunder on the terms set forth below. Licensee desires to obtain such a license.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound, the parties agree as follows:

1    Definitions. As used herein:

(a) "Affiliate" means IDC, or a corporation or other legal entity fifty percent (50%) or more of the voting stock or control of which is owned, directly or indirectly, by Licensee, IDC, or ITC, as the case may be.

(b) "Cellular Unit" means a Covered Subscriber Unit other than a PCS/PHS Unit or Wireless Local Loop Subscriber Unit.

(c) "Covered Infrastructure Unit" means Infrastructure Equipment that is designed to operate in accordance with a Covered Standard.

(d) "Covered Standards" mean IS-54, IS-136, GSM, DCS-1800/1900, PDC, PHS and additional standards for digital wireless communications products as added pursuant to Paragraph 4, below, and various derivations thereof that do not fundamentally alter the character thereof, where the use and operation of products in conformity with such standards is covered by one or more claims of the Licensed Patents.

(e) "Covered Subscriber Units" means Subscriber Units that are built to operate in accordance with one or more Covered Standards.

(f) "DCS 1800/1900" means the compatibility standard developed for personal communications systems based on GSM but intended for use in the 1.8Ghz and/or 1.9 Ghz frequency bands.

(g) "GSM" means the compatibility standard developed for the 900 MHZ PanEuropean digital TDMA cellular mobile radio communication system, promulgated by the European Telecommunication Standards Institute, as amended from time to time.

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(h)  "IDC" means InterDigital Communications Corporation. ITC is a wholly owned subsidiary of InterDigital Patents Corporation which is an Affiliate of IDC.

(i) "Infrastructure Equipment" means mobile switching centers, base station controllers, base stations, digital transceivers, and similar telephony equipment, which are used to interconnect a Covered Subscriber Unit to the wired telephone network. Switching equipment may be included in the mobile switching center or the base station controller.

(j) "IS-54" means Cellular Dual Mode Mobile Station - Base Station Compatibility Standards, promulgated by the Electronics Industry Association and the Telecommunications Industry Association, as amended from time to time.

(k) "IS-136" means an improved version of 15-54 which includes, among other things, a digital control channel.

(l) "Licensed Patents" means every issued patent derived from a patent application which bears a first effective filing date on or before February 28, 2002 and owned at any time by ITC or its Affiliates or for which ITC has the right to grant the licenses conveyed hereunder, (including utility models but excluding design patents and design registrations) in any country of the world, which covers the manufacture, use, sale or lease of Subscriber Units and/or Infrastructure Equipment for use in TDMA based digital wireless telecommunications systems. Licensed Patents shall also include published patent applications which, but only to the extent that ITC would have the right, under the laws of the nation in which said applications are published, to recover damages for infringement of said application during the period of publication. Licensed Patents shall not include patents of an entity that acquires IDC. Appendix B contains a complete listing of the existing patents and patent applications relating to TDMA based digital wireless telecommunications systems owned by ITC (including the expiration date of each such patent). ITC shall update such list annually or as otherwise requested by Licensee during the term of this Agreement to add newly filed or issued patent applications or patents. The identity and contents (if provided) of any patents applications shall be maintained in confidence by Licensee; provided that Licensee shall have no confidentiality obligation with respect to any information which:

     (i) is already publicly available, or becomes publicly available except by Licensee's breach of the confidentiality obligation herein,

     (ii)  is already known to Licensee at the time of the disclosure,

     (iii) is legitimately obtained by Licensee from a third party without confidentiality obligation, or

     (iv)  is independently developed by Licensee at any time.

(m) "Licensed PDC Infrastructure Equipment" means PDC Infrastructure Equipment licensed under this Agreement.

                                       -2-

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(n)  "Licensee" means the company identified as "Licensee" on page 1 of this
     Agreement, and its Affiliates.

(o) "Manufacturer's Average Selling Price" means the average price at which a Covered Subscriber Unit is sold by the manufacturer in an arms' length transaction after deducting the following items to the extent actually paid: (i) usual trade discounts, (ii) packing costs, (iii) costs of insurance and transportation, and (iv) import, export, excise, sales and value added taxes and custom duties. The determination of the Manufacturer's Average Selling Price shall be made once each calendar year and shall be based on sales of the applicable model of Covered Subscriber Unit in the immediately preceding calendar quarter.

(p) "Net Selling Price" means the amount actually invoiced to the customer for a Covered Infrastructure Unit less packing, insurance and shipping costs, applicable import, export and excise duties, returns, trade discounts given, insurance and installation costs, to the extent included in the Net Selling Price, [**]or other Infrastructure Equipment that [**] as an integrated part of such base stations or other Infrastructure Equipment. If base stations or other Infrastructure Equipment contain [**], royalties shall be payable with respect to the entire cost of such base stations or other Infrastructure Equipment, provided, however, royalties on [**] intended for use with such base stations or other Infrastructure Equipment shall be [**] (if any) sold for use with such [**] intended to provide [**] of base stations or other Infrastructure Equipment. [**] as a Covered Infrastructure Unit, the Net Selling Price shall be calculated as [**]

(q) "PCS Unit" means a Covered Subscriber Unit that (i) complies with DCS 1800/1900 and (ii) whose Manufacturer's Average Selling Price is fifty percent (50%) or less of the Manufacturer's Average Selling Price of a typical GSM Subscriber Unit in the country in which such Subscriber Unit is sold. Any DCS 1800/1900 Subscriber Unit that does not satisfy both of the foregoing conditions shall be treated as a Cellular Unit for purposes of this Agreement.

(r) "PCS/PHS Unit" means a (i) Subscriber Unit that complies with PHS, or (ii) a PCS Unit.

(s) "PDC" means the RCR STD 27 compatibility standard developed in Japan known as PDC or Personal Digital Cellular or PanAsian Digital Cellular for TDMA digital wireless mobile radio communication systems, as amended from time to time.

(t) "PHS" means the RCR STD 28 compatibility standard developed in Japan and known as the Personal Handyphone Standard, as amended from time to time.

(u) "PDC Infrastructure Equipment" means Infrastructure Equipment designed for use in conjunction with PDC Subscriber Units.

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     [**] Material has been omitted and filed separately with the Commission.

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(v)  "PDC Infrastructure Unit" means a PDC base station which is used as the method of tracking the royalties payable for PDC Infrastructure Equipment.

(w) "Subscriber Unit" means a radiotelephone, whether fixed, mobile, transportable, vehicular, portable or hand-held, adapted for use by a single person. A Subscriber Unit may be a Wireless Local Loop Subscriber Unit.

(x)  [**]

(y)  TDMA" means time division multiple access.

(z) "Unlicensed Subscriber Unit" means a Subscriber Unit built in accordance with a Covered Standard by a third party that is not licensed under the Licensed Patents for the manufacture, use and sale of such Subscriber Unit.

(aa) "Wireless Local Loop Subscriber Unit" means a Subscriber Unit, other than a PHS Subscriber Unit, used in a digital wireless communication system that is specifically designed for the purpose of providing fixed wireless telephone service.

2 License Grant. ITC hereby grants to Licensee a non-exclusive, worldwide, royalty bearing license under the Licensed Patents to make, have made, import, use, sell, lease and/or otherwise distribute Covered Subscriber Units and Covered Infrastructure Units.

3    Limitations on License Grant.

(a) Third party purchasers of Covered Subscriber Units or Covered Infrastructure Units purchased directly or indirectly from Licensee shall have the right to use and sell such purchased products for their normal or expected uses without obligation under patents to ITC or its Affiliates.

(b) Notwithstanding the terms of subparagraph (a), no license is granted by estoppel or implication to any third party customer of Covered Subscriber Units to make, use or sell Infrastructure Equipment, and no license is granted by estoppel or implication to any third party customer of Covered Infrastructure Units to make, use or sell Subscriber Units, and any claims that ITC may have against a third party manufacturer of Unlicensed Subscriber Units that the use of such Unlicensed Subscriber Units with Infrastructure Equipment licensed hereunder contributorily infringe or induce the infringement of any claims of any of the Licensed Patents are expressly reserved by ITC hereunder.

(c) Notwithstanding the terms of subparagraph (b), in no event shall Licensee be held liable for contributory infringement or inducing infringement (or under any similar theory of liability), based on the uses made of Covered Subscriber Units

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     [**] Material has been omitted and filed separately with the Commission.

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     or Covered Infrastructure Units by direct or indirect purchasers, regardless of the manner in which such Covered Subscriber Units or Covered Infrastructure Units are sold, marketed or promoted by Licensee.

4    Additional Covered Standards.

(a) ITC and Licensee shall each have the right to designate additional standards (including, without limitation, Licensee product architectures, even if such architectures are not the subject of an industry standard) as candidates for adoption as Covered Standards, by giving written notice to the other. Any such designation shall include a full description of the standard, and a list of those patent claims which are deemed to cover the use and operation of Licensee's products in conformity with that standard.

(b) If candidates for adoption as additional Covered Standards are designated by ITC, Licensee shall retain the right to object to such designation on the ground that such candidate is not a Covered Standard. If the parties are unable to reach agreement on this issue, this dispute will be resolved under the dispute resolution provisions of Paragraph 18.

(c) If a candidate for adoption as an additional Covered Standard is adopted as such, either by agreement of the parties or through the Paragraph 18 dispute resolution process, the parties shall enter into good faith negotiations to determine an appropriate royalty applicable to Covered Subscriber Units or Covered Infrastructure Units which comply with such additional Covered Standard. Such negotiations shall take into consideration the Manufacturer's Average Selling Price of such product, the Licensed Patents covering such product and the royalty rates and terms contained herein.

(d) In the event that an additional Covered Standard is adopted prior to the exhaustion of prepaid royalties, Licensee shall have the option to apply prepaid royalties towards products compliant with such additional Covered Standard. Such prepaid royalties will be applied at a rate consistent with the ratio between the royalty rate applicable to already covered products and the royalty rate applicable to newly covered products. For example, if a 1995 royalty rate of $3.75 per unit were applied to a Subscriber Unit covered by an additional Covered Standard, sales of such Subscriber Unit would be applied against the prepaid royalty credit at a rate of two such Subscriber Units for every PCS/PHS unit which would otherwise be applicable against the royalty credit, reflecting the ratio between $3.75 and $7.50.

(e) In no event shall the adoption of additional Covered Standards increase the royalty payable on any Covered Infrastructure Unit or Covered Subscriber Unit which is or would be already subject to payment of royalties hereunder, or affect the allocation of the prepaid royalties to such a product. Thus, if a particular Licensee product is already subject to royalty payments based on the compliance of that product with an existing Covered Standard, the royalty payable on current and future sales of such product will not be affected by the adoption of an

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         additional Covered Standard with which that product is compliant. In addition, if Licensee introduces a product in the future, and if that product is compliant with a Covered Standard listed in the originally executed version of this Agreement, the adoption of an additional Covered Standard with which that product is compliant will not increase the royalties otherwise payable on that product.

5        Payment of License Fees.

(a)      Advance Payment.

    (i) Licensee shall pay ITC Twenty Three Million, Five Hundred and Thirty One Thousand, Two Hundred and Sixty Six U.S. Dollars ($23,531,266) as the unconditional irrevocable payment in full for the license granted under Paragraph 2 hereof on the sale of the first [**] Cellular Units, net of credits and returns.

    (ii) Licensee shall pay ITC Three Million, Four Hundred Eight Thousand Fourteen U.S. Dollars ($3,408,014) as the unconditional irrevocable payment in full for the license granted under Paragraph 2 hereof on the anticipated revenue associated with the sale of Covered Infrastructure Units listed in Appendix A, net of credits and returns.

   (iii) Five Million U.S. Dollars ($5,000,000) of the advance payment specified in subparagraphs (i) and (ii) has already been paid by Licensee. The remaining amount of the advance payment specified in subparagraphs (i) and (ii), less any Japanese withholding taxes required to be withheld, will be paid by wire transfer on or before May 25, 1995.

   (iv) At Licensee's option, advance payments may be applied to any product licensed hereunder. If advance payments for Cellular Units are applied to PCS/PHS Units, such application shall be at the rate of [**] which would otherwise be covered. If advance payments for Cellular Units are applied to Covered Infrastructure Units, or vice versa, such application shall be made at a ratio [**]Thus, Licensee shall have the right to apply payments made under subparagraph (i) to Covered Infrastructure Units, and the right to apply payments made under subparagraph (ii) to Cellular Units.

    (v) The amount of the prepayment made under this subparagraph 5(a) has been determined on the basis of the sales projections set forth on the spreadsheet attached hereto as Appendix A, using the royalty rates set forth in paragraph 5(b) with an interest rate of [**] percent [**]% used to compute present value and with a discount of [**] percent [**]% for economic uncertainty and as consideration for prepayment of royalties. Licensee represents that its sales projections are fair and reasonable, and represent its best current estimates of its sales of Covered Subscriber Units and Covered Infrastructure Units. In the event that the actual number of Covered Subscriber Units or Covered Infrastructure Units sold by Licensee in a given year are more than 25% greater or less than the estimate set

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         [**] Material has been omitted and filed separately with the
              Commission.

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         out in the Appendix A hereto, the number of such units covered by such prepaid royalties shall be recalculated to take into account the shorter or longer time for which the [**]% interest rate is being applied. Any dispute regarding any such adjustment shall be resolved under the terms of Paragraph 18.

(b)      Running Royalties.

    (i) Royalty rate. After exhaustion of the payment under subparagraph 5(a), Licensee shall pay royalties to ITC on each sale (exclusive of returns and credits) of a Covered Subscriber Unit or a Covered Infrastructure Unit as follows:

         Cellular Units:           Sold Prior to December 31, 1995 - $[**]
                                   Sold Prior to December 31, 1996 - $[**]
                                   Sold thereafter - $[**]
         PCS/PHS Units:            Sold Prior to December 31, 1995 - $[**]
                                   Sold Prior to December 31, 1996 - $[**]
                                   Sold thereafter - $[**]

         Covered Infrastructure
         Units:                    [**]% of the Net Selling Price of Covered
                                   Infrastructure Equipment

   (ii)  Cap on royalties.

                  (1) The royalty rates set forth in subparagraph (i) above for Cellular Units and PCS/PHS Units are not intended to exceed [**]% of the Manufacturer's Average Selling Price for the applicable type of Covered Subscriber Units. Accordingly, once the advance payment is exhausted, Licensee shall have the option of providing ITC with information sufficient to determine the Manufacturer's Average Selling Price for each model of Covered Subscriber Unit. If the royalty provided for hereunder exceeds [**]% of the Manufacturer's Average Selling Price for a model of Covered Subscriber Unit, the royalty associated with such model of Covered Subscriber Units shall thereafter be reduced to [**]% of the Manufacturer's Average Selling Price for such Covered Subscriber Units. In each succeeding year, Licensee shall provide ITC with sufficient information to determine the Manufacturer's Average Selling Price of any Covered Subscriber Units for which the royalty has been reduced as described in this subparagraph, and the royalty for such Covered Subscriber Units shall be adjusted to take into account any subsequent price changes, with such royalty always to be maintained at the lower of (1) the rate specified in subparagraph
                           (i), above, or (2) [**]%.

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                [**]  Material has been omitted and filed separately with the
                      Commission.

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                  (2)      If required for purposes of subparagraph (ii)(1),
                           above, Licensee shall make sufficient information available to ITC to enable it to independently verify the Manufacturer's Average Selling Price. If such information is not available, the parties shall jointly determine a temporary Manufacturer's Average Selling Price to be used for one calendar quarter until an actual average Manufacturer's Average Selling Price can be determined as provided for in this Paragraph. ITC shall hold in confidence all Manufacturer's Average Selling Price supporting information provided hereunder.

(c) For purposes of this Agreement, the manufacture, sale, lease and/or use of a Covered Subscriber Unit or Covered Infrastructure Equipment shall apply against the applicable prepaid royalty credit of Paragraph 5(a) or the applicable running royalties of Paragraph 5(b), as the case may be, if manufactured, used, sold or leased in (i) the United States,
         (ii) any country where a valid foreign counterpart of U.S. Patent No. [**]has issued or been published for opposition at the time in question, but only if said counterpart contains claims which do not differ materially from those of the [**] Patent, or (iii) any country where a foreign counterpart application to U.S. Patent No. [**] has been published if, under the law of the applicable country, ITC is or shall be entitled to recover damages based on such publication, but only if said counterpart contains claims which do not differ materially from those of the [**] Patent. At the adjustment meetings provided for in Paragraph 7 hereof, if requested by Licensee, the parties shall consider whether and which Covered Subscriber Units or Covered Infrastructure Equipment of Licensee are within the scope of the issued claims of any non-U.S. patent of the type referred to in subparagraph 5(c)(ii) or (iii), above. Nothing herein shall be construed as affecting in any manner the territorial scope of the license set forth in Paragraph 2, above.

(d) Neither ITC nor its Affiliates currently have any issued Japanese patents or published Japanese patent applications for opposition which relate to TDMA digital wireless communications systems. Nothing herein contained shall be deemed to require that royalties be paid on, or a portion of the prepayment be allocated to, Licensee products manufactured, used and sold in Japan which are compliant with PHS, PCS or PDC, until and unless ITC acquires one or more Licensed Patents in Japan covering these standards.

(e) Only one royalty shall be payable by Licensee to ITC under this Agreement based on any Covered Subscriber Unit or Covered Infrastructure Unit. If Licensee incorporates into a Covered Subscriber Unit or a Covered Infrastructure Unit apparatus obtained from a third party, for which a license under the Licensed Patents already exist, the value of such apparatus shall be excluded from the royalty base for such product. In the event the relevant product is a Covered Subscriber Unit, such exclusion shall take the form of reducing the unit royalty payment required for such Covered Subscriber Unit.

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         [**] Material has been omitted and filed separately with the
         Commission.

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(f)      Any royalties payable on a published application shall be paid, or amounts subtracted from the prepayment, upon the issuance of the patent corresponding to said application, subject to the provisions of Paragraphs 5(c)(iii) and 7(e)(iii).

6        Wireless Local Loop Subscriber Units.

(a) If Licensee makes, uses or sells Covered Subscriber Units which are Wireless Local Loop Subscriber Units, ITC shall have the option of (1) treating such Wireless Local Loop Subscriber Units the same as other Covered Subscriber Units for royalty purposes or (2) imposing a royalty on such Wireless Local Loop Subscriber Units of [**]% of the Manufacturer's Average Selling Price for each model of Wireless Local Loop Subscriber Unit.

(b) In the event that ITC elects to impose a royalty on Wireless Local Loop Subscriber Units which is greater than the royalty which would otherwise be payable on such units as Covered Subscriber Units, Licensee shall have the option of terminating the royalty-free license which is granted pursuant to Paragraph 13 hereof. In such an event, the parties shall negotiate a cross-license, with or without royalties, as appropriate, for Wireless Local Loop Subscriber Units and UltraPhone products. Such cross-license may include a modification of the royalty rate which would be otherwise payable by Licensee on Wireless Local Loop Subscriber Units, and may include the payment of royalties by IDC or its Affiliates on UltraPhone sales. In the event the parties are unable to agree on the terms of such a cross-license, the dispute will be submitted to the dispute resolution process of Paragraph 18.

7        Adjustments to Royalties.

(a) If requested by either party, the parties shall meet not more than annually during the term of this Agreement to discuss possible downward adjustments to royalties payable hereunder or other adjustments which may be required hereunder. Such adjustments may take the form of credits for additional units under the prepayment, or an adjustment of the running royalty rate, or both.

(b) Adjustment meetings shall take place during the first calendar quarter of each year and shall alternate between Wilmington, DE and Tokyo, Japan. In the event the parties are unable to agree on adjustments, the dispute shall be submitted to the dispute resolution procedures of Paragraph 18 hereof.

(c) Any adjustment pursuant to this Paragraph shall be effective on the date of the event giving rise to the right to have such an adjustment.

(d) If Licensee is entitled to an adjustment of royalties as a result of the operation of this Paragraph, and Licensee has at the time of such entitlement not utilized all of the prepayment, Licensee shall receive a credit of additional Cellular Units and/or Covered Infrastructure Units which shall be determined pursuant to good faith

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         [**] Material has been omitted and filed separately with the
         Commission.

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         negotiations between the parties, or pursuant to Paragraph 18 if such good faith negotiations are not successful. A credit under the prepayment will not preclude an additional adjustment of the running royalty rate. A credit under the prepayment will take into account a reasonable interest rate under the circumstances used for purposes of computing present value.

(e) Adjustments shall be made on a country by country and product by product basis under any of the following circumstances by the parties' agreement or if otherwise determined pursuant to the dispute resolution procedures of Paragraph 18:

         (i) If all of the claims of any of the Licensed Patents which claims are applicable to products manufactured used or sold in conformance with a particular Covered Standard in a particular country are held invalid or unenforceable by a judgment of any court, arbitrator or government agency of competent jurisdiction. In such case, the difference between the royalty provided for herein or otherwise previously determined hereunder and the adjusted royalty shall be retained by Licensee unless an appeal or settlement results in such a judgment being reversed or vacated. In such case, the amount held back by Licensee shall be paid to ITC within forty five (45) days of receipt of notice together with substantiating material.

         (ii)  The expiration of any Licensed Patent.

  (iii) The failure of any published application which constitutes a Licensed Patent to issue within two (2) years of ITC's identification of such application as a Licensed Patent, or the issuance of a patent from such application with claims materially different from those present in the application as published.

         (iv) The entry of any agreement, judgment, litigation settlement, arbitration award or the like, pursuant to which a third party obtains the right to a prospectively lower royalty payment under Licensed Patents for the manufacture, use or sale of Covered Subscriber Units or Covered Infrastructure Equipment. In such an event, the royalty rates under this Agreement shall be reduced by[**]. In evaluating whether Licensee is entitled to any reduction in royalty fees under these provisions for most favored licensee treatment, the economic values of all relevant factors (including but not limited to acquisitions of products by or from IDC, joint development projects with IDC, joint venture relationships with IDC, royalty advances, and royalty guarantees) will be taken into account. For purposes of this subparagraph, Covered Subscriber Units shall be deemed to be equivalent to products manufactured by third parties which are designed to operate in accordance with the same Covered Standards as particular Covered Subscriber Units. This subparagraph shall not apply to license agreements executed prior to the Effective Date. Any adjustment under this subparagraph will take into account the royalty rates applicable to the third party, determined, if relevant,[**] and the rate of sale

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         **    Material has been omitted and filed separately with the
               Commission.

             of Cellular Units and/or Covered Infrastructure Units compared to the applicable rate set forth in Appendix A.

(f) ITC shall be required to promptly inform Licensee of any event which might give rise to an adjustment under this Paragraph. In the event of an agreement, judgment, litigation settlement, arbitration award or the like, ITC shall promptly provide Licensee (or its independent outside counsel, if disclosure of the applicable document to Licensee is prohibited) with a copy of the relevant sections of the applicable documents.

(g)  [**]

     (i) ITC intends to diligently enforce its patent rights with respect to Covered Standards and it is the intention of the parties that Licensee not be at a competitive disadvantage [**]

     (ii)    If Licensee notifies ITC that there [**]

     (iii)   If royalties have been [**]

8 Payments. All running royalties payable shall be paid to ITC in U.S. Dollars on a quarterly basis, within forty-five (45) days after the end of each calendar quarter on products sold by Licensee during such calendar quarter. All applicable taxes which are required by law to be deducted from amounts payable to ITC (including deductions for Japanese withholding tax) shall be deducted from the royalties payable hereunder and paid to the relevant government authority by Licensee on ITC's behalf. If any such deduction is required by the relevant government, Licensee will furnish ITC with appropriate documentation evidencing the payment of such tax as issued by the appropriate authority of such government.

9    Japanese Withholding Tax Provision.

(a) For purposes of the applicability of Japanese withholding tax on the royalty advance, at Licensee's option, Licensee may either (i) pay on behalf of ITC the withholding tax on up to [**]% of the advance royalties paid pursuant to Paragraph 5(a) hereof, or (ii) declare that at least [**]% of the anticipated manufacturing and sales plans of Licensee shall be allocated to non-Japanese source income, with the balance being allocated to Japanese source income.

(b) With respect to any additional royalties which may be payable in the future to ITC by Licensee, if, and to the extent, permitted by Japanese tax law, no withholding shall be made with respect to Covered Subscriber Units or Covered Infrastructure Units manufactured outside of Japan, or manufactured in Japan but intended for sale outside of Japan, provided, however that ITC shall indemnify Licensee against underpayment of withholding.

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     [**] Material has been omitted and filed separately with the Commission.

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10   Reports.

(a) Until the exhaustion of the prepayment made hereunder, Licensee will provide to ITC an annual written report, setting forth the quantity of sales of each type of Covered Subscriber Unit and the number of Covered Infrastructure Units sold during such year, to the extent reasonably necessary for calculation of the amount of the prepayment applied to royalties hereunder.

(b) Following the exhaustion of the prepayment, Licensee shall accompany each payment with a written report setting forth the quantity of each type of Covered Subscriber Unit and Covered Infrastructure Unit sold during the prior calendar quarter, to the extent reasonably necessary for calculation of royalties payable hereunder, and, if applicable, additional information sufficient to determine the royalties payable for units which are subject to royalty percentages.

(c) All reports required under this paragraph will be certified to be complete and accurate by an officer of Licensee.

(d) All information contained in any reports furnished under this paragraph shall be held in confidence by ITC.

11   Audits.


(a) Licensee shall keep books and records adequate to accurately determine the payments due under this Agreement. The books and records must be retained for five (5) years after the delivery of the royalty report to which they relate. ITC shall have the right, no more than once per calendar year, to have an independent certified public accountant, who shall enter into an appropriate nondisclosure agreement with Licensee, inspect all relevant books and records of Licensee on seven (7) business days notice and during regular business hours to verify the reports and payments required to be made hereunder. The auditor shall disclose to ITC no more information than is reasonably necessary to determine any royalties owed hereunder. Should an underpayment in excess of [**] percent ([**]%) be discovered, Licensee shall pay the cost of the audit. In any event, Licensee shall promptly pay any underpayment together with interest at the annual rate of [**] percent ([**]%). All information obtained through such audit shall be held in confidence by ITC.

(b) Licensee shall have the right, no more than once per calendar year, to have a mutually acceptable independent certified public account, who shall enter into an appropriate nondisclosure agreement with ITC, inspect all relevant agreements, books and records, agreements, judgements, litigation settlements, arbitration awards and the like, relating to the Licensed Patents on seven (7) business days notice and during regular-business hours to verify the most favored licensee status of Licensee, taking into account the economic value of all relevant factors. The auditor shall disclose to Licensee no more information than is reasonably

----------------------
     [**] Material has been omitted and filed separately with the Commission.

     necessary for Licensee to verify its most-favored licensee status, and except in those extraordinary circumstances where the identity of a third party to an agreement or adjudication with ITC is essential information for the purposes of evaluating such agreement or adjudication, the auditor shall not disclose the identity of any such third party to Licensee. All information obtained through such audit shall be held in confidence by Licensee.

12 No Set Off. Licensee agrees and acknowledges that it has no right to, and shall not, attempt to set off amounts claimed to be owed based on any claim that it has or may have in the future against IDC or its Affiliates other than ITC, against amounts owed hereunder.

13 License Grant to IDC. Licensee hereby grants to IDC a worldwide, royalty free, paid-up, perpetual license under patents owned by it and its Affiliates, such license authorizing ITC and IDC to manufacture, use or sell any digital wireless telecommunications products based on the existing UltraPhone product line (including improvements thereof) manufactured and designed by or for IDC which are first offered for sale prior to one year from the Effective Date.

14 Additional Patent Licenses. With respect to any patents relating to digital wireless telephone systems owned by either party, or either party's Affiliates, which patents are not otherwise licensed hereunder, the owning party agrees to negotiate a reasonable license to make, have made, use, sell, lease and/or otherwise distribute Subscriber Units and Infrastructure Equipment on reasonable terms and conditions, taking into consideration the nature of the patent and the overall importance of the patent to the product. If no agreement can be reached on the nature of such terms, any dispute will be resolved under the dispute resolution procedures of this Agreement.

15 License Term. The term of this Agreement shall commence on the Effective Date and terminate upon the last-to-expire of the Licensed Patents applicable to any Covered Standard, unless sooner terminated as provided herein.

16 Patent Marking. All Licensee Covered Subscriber Units intended for sale within the United States shall include a statement that they are licensed under U.S. Patents, including up to five patent numbers to be provided by ITC; provided that ITC shall represent and warrant that such patents cover such products and that all of its other licensees in the United States are also required to mark their corresponding products with such patent numbers.

17   Termination.

(a) This Agreement may be canceled by either party, upon forty-five (45) days' prior written notice, if the other party is in breach of any of its material obligations hereunder and the breach is not remedied within the notice period. In the event that the other party submits the underlying dispute to the dispute resolution procedures of this Agreement, the termination shall be held in abeyance until such procedures are completed, and shall only take effect if said procedures result in a determination that the other party is in material breach. In such event, the other party shall be given forty-five (45) days after such determination to remedy such breach, with the termination to take effect only if the breach has not been remedied during said period.

(b) This Agreement may be terminated without cause by Licensee upon written notice to ITC on thirty (30) days prior written notice, or at any time after the expiration, unenforceability, or invalidation of all of the Licensed Patents; provided, however, upon such termination, ITC shall have the right to take any action that it deems appropriate to collect royalties on products manufactured by Licensee after the termination and/or manufactured by Licensee before termination, but for which royalties due hereunder were not paid, which it believes are covered by the Licensed Patents.

18   Dispute Resolution.

(a) Negotiation of Disputes. In the event of any dispute arising under this Agreement (including, without limitation, failure of the parties to agree on royalty rates, number of Licensee's products covered by the prepaid royalties, royalty reductions for patent invalidity, non-coverage, unenforceability or expiration or most favored license provisions, or other matters concerning royalty rates), senior executives of the parties with decision making authority will meet in Wilmington, DE, Tokyo, Japan or such other city as may be agreeable to the parties as soon as reasonably possible (but no later than sixty (60) days after notice) and will enter into good faith negotiations aimed at resolving the dispute. If they are unable to resolve the dispute in a mutually satisfactory manner within an additional sixty (60) days, the matter may be submitted to mediation and arbitration as provided for below.

(b) Mediation of Disputes. The parties agree to submit any unresolved dispute to a sole mediator selected by the parties as soon as reasonably possible but no later than sixty (60) days after notice). Any such mediation shall be non-binding. If not thus resolved, the parties will proceed as specified in subparagraph (c).

(c) Arbitration. Any disputes arising under this Agreement which are not resolved as provide for in subparagraphs 18(a) and (b) shall be submitted to an arbitration proceeding which shall take place in Washington, D.C. The proceeding shall be conducted under the then prevailing rules for commercial arbitration (or, if the matter involves issues of patent validity, infringement or enforceability, the patent arbitration rules) of the American Arbitration Association, by a panel of three (3) arbitrators reasonably acceptable to both of the parties, one of whom must have substantial experience in the field of telecommunications. The arbitrators shall have the authority to permit limited discovery to the extent required by a party in order to establish its position. The decision of the arbitrators shall be final and binding and may be entered and enforced in any court of competent jurisdiction. Any monetary award shall be payable in U.S. dollars, free of any tax, offset or other deduction. Any determination of the arbitration shall be confidential to the parties hereto and binding solely on the parties hereto. The parties, their counsel, and the arbitrators shall take all reasonable steps to conclude the arbitration within six (6) months after it is instituted.

19   Miscellaneous.

(a) Notices. All notices or other communications required or permitted under this Agreement shall be in writing and shall be delivered by personal delivery, registered mail, return receipt requested, or a qualified "Next Day Air" delivery service addressed as follows:

     If to ITC:    InterDigital Technology Corporation
                               913 Market Street, Suite 802
                               Wilmington, Delaware 19801
                               Attention: President

     If to Licensee:     NEC Corporation
                               7-1, Shiba 5-chome
                               Minato-ku, Tokyo 108-01, Japan
                               Attention: General Manager,
                               Intellectual Property Division

(b) ITC warrants that it owns the patents and patent applications identified in Appendix B hereto and that such patent and applications include all those of ITC and its Affiliates concerning Covered Subscriber Units or Covered Infrastructure Units, that by Agreement with IDC, ITC will own all patents and patent application filed on or before February 28, 2002 for inventions made by IDC and its Affiliates and that it has the right to grant this license to the Licensed Patents. IDC shall confirm to Licensee in writing its agreement to assign all such patents and patent application to ITC.

(c)  Nothing in this Agreement shall be construed as:

        (i)     Requiring the maintenance of the Licensed Patents;

        (ii)    A warranty as to the validity or scope of the Licensed Patents;

        (iii) A warranty or representation that any product will be free from infringement of patents of third parties;

        (iv) An agreement to bring or prosecute actions against third party infringers of the Licensed Patents;

        (v) Conferring any license or right under any patent other than the Licensed Patents; or

        (vi) Conferring any right to use the Licensed Patents outside the field of use defined by the license grant of Paragraph 2.

(d) This Agreement is personal to Licensee and may not be assigned or transferred, nor may any license granted hereunder be assigned or transferred, whether by operation of law or otherwise, and any attempt to make any such assignment or transfer shall be null and void; provided, however, this Agreement may be transferred in connection with the sale of all or substantially all of the business or assets of Licensee to which this Agreement relates. The license granted hereunder to Licensee shall survive any transfer by operation of law or otherwise of the Licensed Patents or otherwise of the Licensed Patents or this Agreement by ITC.

(e) Licensee and ITC agree to hold in confidence and not to disclose, except under a requirement of confidentiality or an appropriate protective order, any of the terms of this Agreement, except as required by law or government regulation, or except to the party's outside counsel. The press release attached as Appendix C shall be issued by ITC on or after the Effective Date, but not before the ratification of this Agreement by Licensee's Board of Directors; provided that ITC shall first provide to Licensee an opinion of counsel that disclosure of the amount of the prepaid royalty under Paragraph 5 is required by U.S. securities laws. The per-unit royalties pursuant to Paragraph 5 will not be disclosed. Such press release, when and if issued, and shall be the basis for any further disclosures concerning this Agreement by IDC.

(f) The validity and interpretation of this Agreement shall be governed by Delaware law, without regard to conflict of laws principles and the parties submit to the jurisdiction of the state and federal courts of the State of Delaware solely for the purpose of enforcing the dispute resolution clause set forth in Paragraph 18. Process may be served on either party by U.S. Mail, postage prepaid, or by a recognized "Next Day Air" service.

(g) This Agreement contains the complete and final agreement between the parties, and supersedes all previous understandings relating to the subject matter hereof whether oral or written. This Agreement may only be modified by a written agreement signed by duly authorized representatives of the parties.

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives.

INTERDIGITAL TECHNOLOGY             NEC CORPORATION
 CORPORATION

By:  /s/                            By:    /s/ Toshiyuki Nishihara
     ---------------------                 -----------------------

                                           General Manager
Title: Vice President               Title: Mobile Communications Division
                                           ------------------------------

Dated: 5/2/95                       Dated: 5/8/95
       -------------------                 -------------------------

                          ATTEST:
                                    By:    /s/ Yoshikazu Takayama
                                       --------------------------

                                           Senior Manager
                                           Mobile Communications
                                    Title: Systems Division
                                          --------------------------

                                    Dated: 5/8/95
                                           -------------------------

                               Index of Appendices

Appendix A - NEC Corporate Sales Projections

Appendix B - ITC Patents (U.S.)

Appendix C - Press Release

Appendix D - ITC Patents (foreign)

                               APPENDIX A - PAGE 1

                NEC CORPORATION SALES PROJECTIONS FOR TDMA DIGTAL
                         CELLULAR PCS and PHS SUBSCRIBER
                                 UNITS - 3/25/95

CELLULAR Subscriber Units
YEAR                               1995              1996           1997           1998           1999     CUMULATIVE
-------------------------- ------------- ----------------- -------------- -------------- -------------- --------------
Quantity                          70,000           580,000      1,050,000      1,290,000      1,450,000      4,440,000

Rate                       $          15 $              12 $           10 $           10 $           10
-------------------------- ------------- ----------------- -------------- -------------- -------------- --------------
Total                      $   1,050,000 $       6,960,000 $   10,500,000 $   12,900,000 $   14,500,000 $   45,910,000
========================== ============= ================= ============== ============== ============== ==============

Present Value @ 11%                      $   31,375,021.41

PCS/PHS Subscriber Units
YEAR                                1995              1996           1997           1998           1999     CUMULATIVE
-------------------------- ------------- ----------------- -------------- -------------- -------------- --------------
Quantity                              0                  0              0              0              0              0

Rate                       $        7.50 $               8 $            5 $            5 $            5
-------------------------- ------------- ----------------- -------------- -------------- -------------- --------------
Total                      $           0 $               0 $            0 $            0 $            0 $            0
========================== ============= ================= ============== ============== ============== ==============

Present Value @ 11%                      $            0.00

Total Present Values                          Cellular         PCS/PHS        Total         Discount        Payment
-------------------------- ------------- ----------------- -------------- -------------- -------------- --------------
Present Value @ 11%                      $      31,375,021 $            0 $   31,375,021           0.75 $   23,531,255
-------------------------- ------------- ----------------- -------------- -------------- -------------- --------------

                               APPENDIX A - PAGE 2

                  D - AMPS

    Year         85                                   Royalty Base               Rate                 Total
------------- ----------                        -------------------------- ----------------- -------------------------
    1995         50      $       290  K         $         14,500  K              2.670  %    $           387  K

    1996         120     $       290  K         $         34,800  K              2.670  %    $           829  K

    1997         140     $       290  K         $         40,500  K              2.670  %    $         1,084  K

    1998         120     $       290  K         $         34,800  K              2.670  %    $           529  K

    1999         95      $       290  K         $         27,550  K              2.670  %    $           738  K

    Year         BSC                                  Royalty Base               Rate                 Total
------------- ----------                        -------------------------- ----------------- -------------------------
    1995          9      $       500  K         $          4,500  K              2.670  %    $           120  K

    1996         20      $       500  K         $         10,000  K              2.670  %    $           267  K

    1997         23      $       500  K         $         11,500  K              2.670  %    $           307  K

    1998         20      $       500  K         $         10,000  K              2.670  %    $           257  K

    1999         18      $       500  K         $          8,000  K              2.670  %    $           214  K

    Year         BSC                                  Royalty Base               Rate                 Total
------------- ----------                        -------------------------- ----------------- -------------------------
    1995          3      $     2,500  K         $          7,500  K              1.335  %    $           100  K

    1996          7      $     2,500  K         $         17,500  K              1.335  %    $           234  K

    1997          8      $     2,500  K         $         20,000  K              1.335  %    $           267  K

    1998          7      $     2,500  K         $         17,500  K              1.335  %    $           234  K

    1999          6      $     2,500  K         $         15,000  K              1.335  %    $           200  K

    Year                     Total Royalty              Discount Pay                Balance
-------------            ---------------------- -------------------------- --------------------------
    1995                 $       507  K         $            456  K        $          3,327  K

    1996                 $     1,430  K         $          1,072  K        $          2,821  K

    1997                 $     1,658  K         $          1,244  K        $          1,686  K

    1998                 $     1,430  K         $          1,072  K        $            777  K

    1999                 $     1,149  K         $            862  K        $              0  K

                           Present Value @ 11%                    $ 4,544,019  K
                           Discount                                      0.76
                           Royalty Payable                        $ 3,408,014  K

                                   APPENDIX B

                                   STATUS LIST

                                                                         4/27/95

 InterDigital Technology Corporation - U.S. TDMA Patents and Patent Applications

                                       Patent No.
               Title                  or Serial No.   Filing Date   Docket No.              Status
               -----                  -------------   -----------   ----------              ------
Modem For RF Subscriber Telephone       4,644,561       03/20/85      1-22US     17 years duration from issue date of
System                                                                           Feb. 17, 1987

Subscriber RF Telephone System For      4,675,863       03/20/85      1-22US     17 years duration from issue date of
Providing Multiple Speech And/Or                                                 June 23, 1987
Data Signals Simultaneously Over
Either A Single Or A Plurality of
RF Channels

Frequency Synthesizer For Broadcast     4,785,260       03/18/86      1-25US     17 years duration from issue date of
Telephone System Having Multiple                                                 Nov. 15, 1988
Assignable Frequency Channels

Subscriber Unit For Wireless            4,825,448       08/07/86      1-26US     17 years duration from issue date of
Digital Telephone System                                                         Apr. 25, 1989

Modem For RF Subscriber Telephone       4,764,940       11/24/86      1-27US     17 years duration from issue date of
System (continuation of 1-22US)                                                  Aug. 16, 1988

Connection of Subscriber                4,779,262       10/21/86      1-28US     17 years duration from issue date of
Communication Network Base Station                                               Oct. 18, 1988
To External Information Network

Subscriber RF Telephone System For      4,817,089       03/27/87      1-29US     17 years duration from issue date of
Providing Multiple Speech And/Or                                                 Mar. 28, 1989
Data Signals Simultaneously Over
Either A Single Or A Plurality Of
RF Channels (continuation of
1-23US)

Base Station For Wireless Digital       4,777,633       08/06/87      1-30US     17 years duration from issue date of
Telephone System In Digital                                                      Oct. 11, 1988
Communication Systems

Apparatus And Method For Obtaining      4,785,450       08/03/87      1-31US     17 years duration from issue date of

Frequency Agility In Digital                                                     Nov. 15, 1988
Communication Systems

Initialization of Communication         4,811,420       07/08/87      1-32US     17 years duration from issue date of
Channel Between A Subscriber                                                     Mar. 7, 1989
Station And A Base Station In A
Subscriber Communication System

Base Station Emulator                   4,935,927       11/20/87      1-33US     17 years duration from issue date of
                                                                                 Jun. 19, 1990

Frequency Synthesizer For Broadcast     4,862,107       06/27/88      1-34US     17 years duration from issue date of
Telephone System Having Multiple                                                 Aug. 29, 1989
Assignable Frequency Channels
(continuation of 1-25US)

Band-Pass Filter And Support            4,940,956       09/21/88      1-35US     17 years duration from issue date of
Structure Therefor                                                               Jul. 10, 1990

Deglitching Means For Digital           4,986,697       10/12/88      1-36US     17 years duration from issue date of
Communication Systems (division of                                               Feb. 26, 1991
1-26US)

Digital Signals and Frequency           4,893,317       10/12/88      1-37US     17 years duration from issue date of
Correction In A Digital Wireless                                                 Jan. 9, 1990
System (division of 1-26US)

Subscriber Unit For Wireless            5,177,741       10/12/88      1-38US     17 years duration from issue date of
Digital Telephone System (division                                               01/05/93
of 1-26US)

Subscriber Unit For Wireless           01/264,200       06/22/94     1-38.2US    Office Action received; response due
Digital Telephone System (FWC of                                                 03/07/95
1-38.1US)

AM Equalizer Circuit for Digital        4,881,240       10/12/88      1-40US     17 years duration from issue date of
Systems (division of 1-26US)                                                     Nov. 14, 1989

Digital Time-Multiplexed Quadratura     5,101,418       10/12/88      1-41US     17 years duration from issue date of
Frequency Upconverter (division of                                               Mar. 31, 1992
1-26US)

Subscriber Unit For Wireless            4,994,802       10/12/88      1-42US     17 years duration from issue date of
Digital Telephone System (division                                               Feb. 19, 1991
of 1-26US)

Subscriber Unit for Wireless            4,943,983       10/12/88      1-43US     17 years duration from issue date of
Digital Telephone System                                                         Jul. 24, 1990
(continuation of 1-26US)

Combination Spatial Diversity System    4,953,197       12/08/88      1-44US     17 years duration from issue date of
                                                                                 Aug. 28, 1990

Subscriber RF Telephone System For      4,912,705       03/16/89      1-45US     17 years duration from issue date of
Providing Multiple Speech And/Or                                                 Mar. 27, 1990
Data Signals Simultaneously Over
Either A Single Or A Plurality of
RF Channels (continuation of 1-29US)

Subscriber RF Telephone System For      5,022,024       05/08/89      1-46US     17 years duration from issue date of
Providing Multiple Speech And/Or                                                 Jun. 4, 1991
Data Signals Simultaneously Over
Either A Single Or A Plurality of
RF Channels (continuation of 1-45US)

Communication Signal Compression        4,970,089       06/21/89      1-47US     17 years duration from issue date of
System And Method                                                                Nov. 27, 1990

Communication Signal Compression        5,072,308       11/26/90     1-47.1US    17 years duration from issue date of
System And Method (continuation of                                               Dec. 10, 1991
1-47US)

Subscriber Unit For Wireless            5,067,141       10/10/89      1-48US     17 years duration from issue date of
Digital Telephone System (division                                               Nov. 19, 1991
of 1-37US)

Subscriber Unit For Wireless            5,008,900       01/14/89      1-49US     17 years duration from issue date of
Digital Subscriber Communication                                                 Apr. 16, 1991
System

Subscriber Unit For Wireless            5,146,473       02/20/91     1-49.1US    17 years duration from issue date of
Digital Subscriber Communication                                                 Sep. 8, 1992
System (continuation of 1-49US)

Subscriber Unit For Wireless            5,325,396       09/04/92     1-49.2US    17 years duration from issue date of
Digital Subscriber Communication                                                 June 28, 1994
System (continuation of 1-49.1US)

Subscriber Unit For Wireless           06/222,670       04/04/94     1-49.3US    Office Action received; response due
Digital Subscriber Communication                                                 04/11/95
System (continuation of 1-49.2US)

Base Station Emulator (FWC of          08/347,835       12/01/94     1-50.2US    V & K filed IDS on 03/01/95
1-50.1US)

Subscriber Unit For Wireless Digital   08/203,744       03/01/94     1-51.1US    Notice of Allowance received; Issue

Telephone System (continuation                                                   Fee due 01/17/95
 of 1-51US)

Automatic Adaptive Equalizer            5,168,507       11/09/89      1-52US     17 years duration from issue date of
(continuation of 1-40US)                                                         12/01/92

Subscriber RF Telephone System For      5,121,391       11/20/89      1-53US     17 years duration from 06/23/87;
Providing Multiple Speech And/Or                                                 Issued 06/09/92
Data Signals Simultaneously Over
Either A Single Or A Plurality Of
RF Channels (continuation of 1-45US)

Multiple Impulse Exaltation Speech      5,235,670       10/03/90      1-54US     17 years duration from issue date of
Encoder and Decoder                                                              08/10/93

Multiple Impulse Exaltation Speech     08/104,174       08/09/93     1-54.1US    Office Action (restriction requirement
Encoder and Decoder (continuation                                                received) received; response due
of 1-54US)                                                                       05/05/95

Frequency Synthesizer Circuitry For     5,159,705       03/13/93     1-55.1US    17 years duration from issue date of
Wireless Digital Telephone System                                                10/27/92
(FWC of 1-55US)

Subscriber RF Telephone System for      5,119,375       12/27/90      1-56US     17 years duration from issue date of
Providing Multiple Speech And/Or                                                 6/02/92
Data Signals Simultaneously Over
Either A Single Or A Plurality Of
RF Channels (continuation of 1-46US)

Radio Frequency Communications          5,212,830       05/31/91      1-57US     17 years duration from issue date of
System                                                                           05/18/93

Radio Frequency Communications          5,386,686       05/17/93     1-57.1US    17 years duration from issue date of
System (continuation of I-57US)                                                  03/07/95

Radio Frequency Communications         Not available  Not available  1-57.2US    Filed
System (continuation of 1-57.1US)

Subscriber RF Telephone System For     07/831,198       01/31/92      I-58US     DS&H filed Amendment on 03/03/94;
Providing Multiple Speech And/Or                                                 Third Supplemental Amendment filed
Data Signals Simultaneously Over                                                 03/18/94; IDS filed 04/15/94
Either A Single Or A Plurality Of
RF Channels (division of 1-56US)

Subscriber RF Telephone System For     08/051,782       04/22/93     1-58.1US    Office Action received; response due
Providing Multiple Speech And/Or                                                 02/22/95
Data Signals Simultaneously Over
Either A Single Or A Plurality Of
RF Channels (division of 1-58US)

Subscriber RF Telephone System For     08/052,006       04/22/93     1-58.2US    Office Action (final rejection) received;
Providing Multiple Speech And/Or                                                 response due 03/13/95
Data Signals Simultaneously Over
Either A Single Or A Plurality Of
RF Channels (division of 1-58US)

Subscriber RF Telephone System For     08/052,013       04/22/93     I-58.3US    DB&K filed Amendment on 12/22/94 in response
Providing Multiple Speech And/Or                                                 to Office Action
Data Signals Simultaneously Over
Either A Single Or A Plurality Of
RF Channels (continuation of 1-58US)

Detection of Multifrequency Tone        5,333,191       04/22/93      1-59US     17 years duration from Issue Date of
Signals                                                                          07/26/94

Modularly Clustered Radio Telephone    08/129,444       09/30/93      1-61US     H. Popper filed response on 01/20/95
System                                                                           with respect to restriction requirement

Efficient Codebook Structures For      08/166,223       12/14/93      1-63US     IDS filed 12/13/93
Code Excited Linear Prediction
Coding

Power Consumption Control Method          276,471       07/21/94      1-64US     Office Action (restriction requirement)
And Apparatus For A Communication                                                received; response due 04/08/95
System Subscriber Unit

Wireless Telephone Distribution           301,230       09/06/94      1-65US     IDS filed by A. Jacobson on 09/06/94
With Time And Space Diversity
Transmission

                                   APPENDIX C

            INTERDIGITAL ANNOUNCES PATENT LICENSE AGREEMENT WITH NEC

King of Prussia, PA, May ___, 1995 . . . InterDigital Communications corporation (ASE-IDC) announced today that its subsidiary InterDigital Technology Corporation ("InterDigital Technology") has entered into a royalty bearing license agreement with NEC Corporation covering the manufacture, use and sale of TDMA based subscriber units and infrastructure equipment. Under the agreement, InterDigital Technology will receive a royalty advance in excess of $20 million and potential additional royalties on digital wireless telephones and infrastructure equipment built in accordance with the TDMA based IS-54, IS-136, GSM, DCS-1800/1900, PDC and PHS standards. The advance payment is due on May 25, 1995 and is irrevocable and non-refundable.

William J. Burns, Chairman of the Board of InterDigital Communications stated, "We are pleased that InterDigital Technology has entered into this important new license agreement with NEC."

InterDigital develops and markets advanced digital wireless telecommunications systems using proprietary technologies for voice and data communications. InterDigital Technology holds and is the licensor of an extensive patent portfolio on IDMA and Broadband-Code Division Multiple Access (B-CDMA) technologies.

                                   Appendix D

                       InterDigital Technology Corporation
              FOREIGN TDMA PENDING APPLICATIONS AND ISSUED PATENTS
                                [April 20, 1995]

Title: MODEM FOR RF SUBSCRIBER TELEPHONE SYSTEM (1-22US)
Patent No.: 4,644,561
Issued: February 17, 1987

                             Serial No. (S.N.),    Filing Date (F.D.),
                           Patent No. (P.N.) or   Issue Date (I.D.) or
                             Registration No.      Registration Date
Docket No.     Country            (R.N.)                 (R.D.)                    Present Status
----------     -------     --------------------   --------------------             --------------
1-22AR        Argentina       241,354 (P.N.)         05/29/92 (I.D.)     Granted; 15 years duration from issue date
                              306,625 (S.N.)         01/29/87 (F.D.)

1-22AU        Australia       581,249 (P.N.)         05/26/89 (I.D.)     Granted; 16 years duration from filing date
                             47676/85 (S.N.)         09/23/85 (F.D.)

1-22.1AU      Australia       588,512 (P.N.)         01/11/90 (I.D.)     Granted; 16 years duration from filing date of
                             21624/88 (S.N.)         08/29/88 (F.D.)     patent case (09/23/85)

1-22AT         Austria       A 3782/85 (S.N.)        12/31/85 (F.D.)     DS&M sent instructions to assoc. on 10/13/94 in
                                                                         response to Office Action

1-22BE         Belgium        903,986 (P.N.)         07/07/86 (I.D.)     Granted; 20 years duration from filing date
                              216097 (S.N.)          01/06/86 (F.D.)

1-22BR          Brazil      PI 8505597 (P.N.)        06/25/91 (I.D.)     Granted; 15 years duration from filing date
                            PI 8505597 (S.N.)        11/07/85 (F.D.)

1-22CN          Canada       1,234,873 (P.N.)        04/05/88 (I.D.)     Granted; 17 years duration from issue date
                              483,682 (S.N.)         10/23/85 (F.D.)

1-22.1CN       Canada       1,324,642 (P.N.)        11/23/93 (I.D.)      Granted; 17 years duration from issue date
               (Cont.)        584,023 (S.N.)         11/24/88 (F.D.)

1-22CL          Chile         36.081 (P.N.)          07/11/88 (I.D.)     Granted; 15 years duration from issue date
                               82-87 (S.N.)          02/13/87 (F.D.)

1-22CI          China          3614 (P.N.)           10/11/89 (I.D.)     Granted; 15 years duration from filing date
                             86100949 (S.N.)         02/13/86 (F.D.)

1-22DK         Denmark        4270/85 (S.N.)         09/20/85 (F.D.)     No action as of yet

1-22FI         Finland         86237 (P.N.)          07/27/92 (I.D.)     Granted; 20 years duration from filing date
                              855174 (S.N.)          12/30/85 (F.D.)

1-22FR          France       85 19244 (P.N.)         04/09/93 (I.D.)     Granted; 20 years duration from filing date
                             85 19244 (S.N.)         12/26/85 (F.D.)

1-22DE         Germany     P 36 09 394.7 (S.N.)      03/20/86 (F.D.)     Office Action received; response due 11/18/94


1-22HK        Hong Kong      960/1989 (R.N.)         11/30/89 (R.D.)     Expires with the corres. British patent


1-22IN          India         165,182 (P.N.)         03/16/90 (I.D.)     Granted; 14 years duration from filing date
                            852/DEL/15 (S.N.)        10/15/85 (F.D.)

1-22ID        Indonesia      P-003023 (S.N.)         05/19/92 (F.D.)     DS&M sent corrs. Search Reports to assoc. on
                                                                         11/01/94 in response to Request

1-22IE         Ireland         56779 (P.N.)          04/01/92 (I.D.)     Granted; 20 years duration from filing date
                              2730/85 (S.N.)         11/04/85 (F.D.)

1-22IL          Israel         76617 (P.N.)          03/16/90 (I.D.)     Granted; 20 years duration from filing date
                               76617 (S.N.)          10/09/85 (F.D.)

1-22IT          Italy         1191293 (P.N.)         02/24/88 (I.D.)     Granted; 20 years duration from filing date
                             47780A/86 (S.N.)        03/17/86 (F.D.)

1-22JP          Japan       39330/1986 (S.N.)        02/26/86 (F.D.)     Trial examiner requires clarification of issues
                          1365/1992 (Trial No.)                          and answering of questions ASAP (02/13/95)

I-22KA          Korea         41,756 (P.N.)          05/14/91 (I.D.)     Granted; Patent valid from 02/07/93 to 11/04/00
                              8217/85 (S.N.)         11/04/85 (F.D.)     (Published 02/06/91)

1-22MY         Malaysia     MY-101141-A (P.N.)       07/31/91 (I.D.)     Granted; 15 years duration from issue date
                            PI 8700085 (S.N.)        02/20/87 (F.D.)

1-22MX          Mexico        161.796 (P.N.)         12/28/90 (I.D.)     Granted; 14 years duration from issue date
                               1940 (S.N.)           03/20/86 (F.D.)

1-22NL       Netherlands     85.03399 (S.N.)         12/10/85 (F.D.)     Assoc. responded to Office Action on 12/20/94
                                                                         acting on DS&M's instructions

1-22NO          Norway        854602 (S.N.)          12/18/85 (F.D.)     Assoc. filed instructions to Office Action in
                                                                         02/94 acting on DS&M's instructions

1-22SG        Singapore       651/89 (R.N.)          11/26/89 (R.D.)     Expires with corres. British patent

1-22ES          Spain        518.367/0 (P.N.)        05/22/87 (I.D.)     Granted; 20 years duration from filing date
                                                     10/30/85 (F.D.)

1-22.1ES        Spain        557.511/7 (P.N.)        10/02/87 (I.D.)     Granted; 20 years duration from filing date
               (Cont.)                               04/28/87 (F.D.)

1-22SE          Sweden       8504663-9 (P.N.)        03/21/91 (I.D.)     Granted; 20 years duration from filing date
                                                     10/09/85 (F.D.)

1-22CH       Switzerland      668675 (P.N.)          01/13/89 (I.D.)     Granted; 20 years duration from filing date
                                                     12/30/85 (F.D.)

1-22TW          Taiwan         76186 (P.N.)          11/30/87 (I.D.)     Granted; 15 years duration from publication
                                                                         date of 12/01/86

1-22GB           U.K.         2174274 (P.N.)         06/21/89 (I.D.)     Granted; 20 years duration from filing date
                             8525463.9 (S.N.)        10/16/85 (F.D.)

          Title: SUBSCRIBER OF TELEPHONE SYSTEM FOR PROVIDING MULTIPLE
              SPEECH AND/OR DATA SIGNALS SIMULTANEOUSLY OVER EITHER
                 A SINGLE OR A PLURALITY OF RF CHANNELS (1-23US)

Patent No.: 4,675,863
Issued: June 23, 1987


                                 Serial No. (S.N.),    Filing Date (F.D.),
                               Patent No. (P.N.) or   Issue Date (I.D.) or
Docket No.     Country        Registration No.(R.N.)  Registration Date (R.D.)         Present Status
----------     -------        ----------------------  -----------------------          --------------
1-23AR          Argentina         241,428 (P.N.)        07/31/92 (I.D.)      Granted; 15 years duration from issue date
                                  306,626 (S.N.)        01/29/87 (F.D.)

1-23AU          Australia         576,627 (P.N.)        02/14/89 (I.D.)      Granted; 16 years duration from filing date
                                  47679/85 (S.N.)       09/23/85 (F.D.)

1-23.1AU        Australia         595,139 (P.N.)        07/10/90 (I.D.)      Granted; 16 years duration from filing date
                  (Div.)          24710/88 (S.N.)       11/04/88 (F.D.)      of parent case (09/23/85)

1-23AT           Austria          A 731/86 (S.N.)       03/19/86 (F.D.)      Assoc. filed DS&M's instructions to Office
                                                                             Action on 05/05/94

1-23BE           Belgium          904,065 (P.N.)        02/14/86 (I.D.)      Granted; 20 years duration from filing date
                                   216151 (S.N.)        01/20/86 (F.D.)

1-23BR            Brazil         PT 8505598 (P.N.)      03/30/93 (I.D.)      Granted; 15 years duration from filing date
                                 PT 8505598 (S.N.)      11/07/85 (F.D.)

1-23CN            Canada         1,250,673 (P.N.)       02/28/89 (I.D.)      Granted; 17 years duration from issue date
                                  493,609 (S.N.)        10/23/85 (F.D.)

1-23.1CN          Canada         1,307,066 (P.N.)       09/01/92 (I.D.)      Granted; 17 years duration from issue date
                                  576,582 (S.N.)        09/06/88 (F.D.)

1-23CL            Chile            36.080 (P.N.)        07/11/88 (I.D.)      Granted; 15 years duration from issue date
                                   139-87 (S.N.)        03/10/87 (F.D.)

1-23.1CL          Chile            37.738 (P.N.)        06/12/91 (I.D.)      Granted; 15 years duration from issue date
               (Pat. Add.)         059-89 (S.N.)        02/02/89 (F.D.)

1-23CI            China             7934 (P.N.)         11/14/90 (I.D.)      Granted; 15 years duration from filing date
                                  86100014 (S.N.)       01/04/86 (F.D.)

1-23DK           Denmark          4269/85 (S.N.)        09/20/85 (F.D.)      Assoc. filed DS&M's instructions on 11/07/94
                                                                             in response to Office Action

1-23FI           Finland           855175 (S.N.)        12/30/85 (F.D.)      Office Action received; response due 04/14/95

1-23FR            France          85 00440 (P.N.)       03/16/90 (I.D.)      Granted; 20 years duration from filing date
                                  85 00440 (S.N.)       01/14/86 (F.D.)

1-23DE           Germany         36 09 395 (P.N.)       06/28/90 (I.D.)      Granted; 20 years duration from filing date;
                               P 36 09 395.5 (S.N.)     03/20/86 (F.D.)      Alcatel, Siemens, and Philips filed Appeal on
                                                                             11/29/93 to the German Patent Office's decision
                                                                             in favor of ITC

1-23.1DE     Germany (Div. -   P 36 45 295.5 (S.N.)     11/18/93 (F.D.)      Filed; Request for Examination filed 11/18/93
             Carrier Signal)

1-23.2DE     Germany (Div. -   P 36 45 296.3 (S.N.)     11/18/93 (F.D.)      Filed; Request for Examination filed 11/18/93
              Base Station)

1-23.3DE     Germany (Div. -   P 36 45 297.1 (S.N.)     11/18/93 (F.D.)      Filed; Request for Examination filed 11/18/93
               Send Receive
                  Unit)

1-23.4DE         Germany       P 36 45 299.8 (S.N.)     11/18/93 (F.D.)      Filed; Request for Examination filed 11/18/93
               (Transparent
               Duplex Mode)

1-23GR            Greece          87.0966 (F.N.)        12/04/87 (I.D.)      Granted; 15 years duration from filing date
                                  87.0966 (S.N.)        06/19/87 (F.D.)

1-23.1GR          Greece          1000657 (F.N.)        05/07/92 (I.D.)      Granted; 20 years duration from filing date
               (Pat. Add.)                              05/07/92 (F.D.)

1-23HK          Hong Kong        3 of 1990 (R.N.)       01/04/90 (R.D.)      Expires with corres. British patent

1-23IN            India            165724 (P.N.)        08/10/90 (I.D.)      Granted; 14 years duration from filing date
                                                        10/15/85 (F.D.)

1-23ID          Indonesia         P-004466 (S.N.)       07/31/92 (F.D.)      Corre. Search Reports needed by 10/14/94

1-23IE           Ireland           56780 (P.N.)         04/01/92 (I.D.)      Granted; 20 years duration from filing date
                                                        11/04/85 (F.D.)

1-23IL            Israel           76618 (P.N.)         03/16/90 (I.D.)      Granted; 20 years duration from filing date
                                   76618 (S.N.)         10/09/85 (F.D.)

1-23IT            Italy           1191300 (P.N.)        02/24/88 (I.D.)      Granted; 20 years duration from filing date
                                                        03/17/86 (F.D.)

1-23JP            Japan          39331/1986 (S.N.)      02/26/86 (F.D.)      Assoc. filed DS&M's instructions on 08/05/94
                                                                             in response to Office Action

1-23KR            Korea            40,230 (P.N.)        03/07/91 (I.D.)      Granted; Patent valid from 09/30/90 to 11/04/00
                                                                             (Published 09/29/90)

1-23MY           Malaysia       MY-100722-A (P.N.)      01/31/91 (I.D.)      Granted; 15 years duration from issue date


1-23.1MY         Malaysia       MY-102335-A (P.N.)      05/28/92 (I.D.)      Granted; 15 years duration from issue date
                  (Div.)          5802152 (S.N.)        10/14/95 (F.D.)

1-23MX            Mexico          162.175 (F.N.)        04/05/92 (I.D.)      Granted; 14 years duration from issue date
                                                        03/20/86 (F.D.)

1-23NL         Netherlands        85.03400 (S.N.)       12/10/85 (F.D.)      Assoc. filed additional claims in 02/93 as
                                                                             per K & K's instructions

1-23.1NO          Norway          P942346 (S.N.)        06/20/94 (F.D.)      Filed

1-23.2NO          Norway          P945085 (S.N.)        12/29/94 (F.D.)      Filed

1-23PT           Portugal          85.136 (S.N.)        06/22/87 (F.D.)      Has been published in Official Bulletin in 05/89;
                                                                             will proceed to examination after publication

1-23SG          Singapore          649/89 (R.N.)        02/09/90 (R.D.)      Expires with corres. British patent

1-23ES            Spain          548.366/2 (P.N.)       05/19/87 (I.D.)      Granted; 20 years duration from filing date
                                                        10/30/85 (F.D.)

1-23.1ES          Spain          557.496/X (P.N.)       10/14/87 (I.D.)      Granted; 20 years duration from filing date
                  (Div.)                                04/14/87 (F.D.)

1-23.2ES          Spain           8803594 (P.N.)        06/29/89 (I.D.)      Granted; 20 years duration from filing date
               (Pat. Add.)                              11/24/88 (F.D.)

1-23.3ES          Spain           8903349 (P.N.)        04/24/91 (I.D.)      Granted; expires with 1-23ES
               (Cert. Add.)                             10/05/89 (F.D.)

1-23SE            Sweden         8504662-1 (S.N.)       10/09/85 (F.D.)      Assoc. filed response on
                                                                             11/18/94 to Ericsson's third
                                                                             party observation acting on
                                                                             DS&M's instructions

1-23CH         Switzerland         675333 (P.N.)        09/14/90 (I.D.)      Granted; 20 years duration from filing date
                                                        01/16/86 (F.D.)

1-23TW            Taiwan           30412 (P.N.)         02/13/89 (I.D.)      Granted; 15 years duration from publication
                                                                             date of 10/01/88

1-23.1TW          Taiwan          74105879 (P.N.)       03/01/90 (I.D.)      Granted; 15 years duration from publication date
               (Pat. Add.)      74105869A01 (S.N.)      11/26/88 (F.D.)      of 10/01/88 (1-23TW)

1-23GB             U.K.           2174571 (P.N.)        08/31/89 (I.D.)      Granted; 20 years duration from filing date
                                                        10/16/85 (F.D.)

Title: FREQUENCY SYNTHESIZER FOR BROADCAST TELEPHONE SYSTEM HAVING MULTIPLE
       ASSIGNABLE FREQUENCY CHANNELS (1-25US)

Patent No.: 4,785,260
Issued: November 15, 198?


                             Serial No. (S.N.),    Filing Date (F.D.),
                           Patent No. (P.N.) or   Issue Date (I.D.) or
Docket No.     Country    Registration No.(R.N.) Registration Date(R.D.)           Present Status
----------     -------    ---------------------- -----------------------           --------------
1-25AR        Argentina       236,851 (P.N.)         04/29/88 (I.D.)       Granted; 15 years duration from issue date; filed

1-25AU        Australia       570,859 (P.N.)         09/23/88 (I.D.)       Granted; 15 years duration from filing date
                             64298/86 (S.N.)         10/21/86 (F.D.)

1-25AT         Austria       A 364/87 (S.N.)             02/19/87          V & K sent instructions to assoc. on 10/21/94 in
                                                                           response to Office Action

1-25BE         Belgium        905,821 (P.N.)         05/27/87 (I.D.)       Granted; 20 years duration from filing date
                                                     11/27/86 (F.D.)

1-25CN          Canada       1,257,337 (P.N.)        07/11/89 (I.D.)       Granted; 17 years duration from issue date; filed

1-25CL          Chile         36.026 (P.N.)          05/20/88 (I.D.)       Granted; 15 years duration from issue date; filed

1-25CI          China          7375 (P.N.)           10/17/90 (I.D.)       Granted; 15 years duration from filing date
                                                     03/18/87 (F.D.)

1-25DK         Denmark        1287/87 (S.N.)         03/13/87 (F.D.)       No action as of yet

1-25FI         Finland        86 4927 (S.N.)         12/02/86 (F.D.)       Granted; 20 years duration from filing date
                               90608 (P.N.)          02/25/94 (I.D.)

1-25FR          France       86 16165 (P.N.)         12/14/90 (I.D.)       Granted; 20 years duration from filing date
                             86 16165 (S.N.)         11/20/86 (F.D.)

1-25DE         Germany     P 36 40 555.8 (S.N.)      11/17/86 (F.D.)       V & K sent instructions to assoc. on 02/08/95 in
                                                                           response to Office Action

1-25HK        Hong Kong      662/1990 (R.N.)         11/17/86 (R.D.)       Expires with the corresponding British patent

1-25IW          India         169,157 (P.N.)         08/07/92 (I.D.)       Granted; 14 years duration from filing date
                            940/Del/86 (S.N.)        10/23/86 (F.D.)

1-25ID        Indonesia      P-003071 (S.N.)         05/21/92 (F.D.)       Office Action received; response due 03/28/95

1-25IL          Israel         80496 (P.N.)          07/30/90 (I.D.)       Granted; 20 years duration from filing date
                                                     11/04/86 (F.D.)

1-25IT          Italy         1205753 (P.N.)         03/31/89 (I.D.)       Granted; 20 years duration from filing date
                                                      03/16/87 (F.D.)

1-25JP          Japan       60262/1987 (S.N.)        03/17/87 (F.D.)       Assoc. filed instructions on 11/24/94 in response
                                                                           to Office Action acting on V & K's instructions

1-25KR          Korea         34,631 (P.N.)          07/23/90 (I.D.)       Granted; Patent valid from 04/24/90 to 11/17/01; filed

1-25MY         Malaysia     MY-101551-A (P.N.)       12/17/91 (I.D.)       Granted; 15 years duration from issue date
                                                     03/16/87 (F.D.)

1-25MX          Mexico        164.954 (P.N.)         10/09/92 (I.D.)       Granted; 20 years duration from filing date
                               4869 (S.N.)           01/06/87 (F.D.)

1-25SG        Singapore       115/90 (P.N.)          06/04/90 (R.D.)       Expires with corresponding British patent

1-25ES          Spain        8603225/9 (P.N.)        10/24/88 (I.D.)       Granted; 20 years duration from filing date
                                                     11/28/86 (F.D.)

1-25SE          Sweden       8604662-0 (P.N.)        02/04/93 (I.D.)       Granted; 20 years duration from filing date
                             8604662-0 (S.N.)        10/31/86 (F.D.)

1-25CH       Switzerland      671661 (P.N.)          09/15/89 (I.D.)       Granted; 20 years duration from filing date
                                                     11/21/86 (F.D.)

1-25TW          Taiwan         27554 (P.N.)          01/30/88 (I.D.)       Granted; 15 years duration from publication date of
                                                                           09/16/87; filed

1-25GB           U.K.         2188201 (P.N.)         12/06/89 (I.D.)       Granted; 20 years duration from filing date
                                                     11/17/86 (F.D.)

Title:   SUBSCRIBER UNIT FOR WIRELESS DIGITAL TELEPHONE SYSTEM (1-26US)
Patent No.: 4,825,448
Issued: April 25, 1989

                                    Serial No. (S.N.),     Filing Date (F.D.),
                                   Patent No. (P.N.) or   Issue Date (I.D.) or
                                      Registration No.     Registration Date
Docket No.         Country                (R.N.)                 (R.D.)                  Present Status
----------         -------         -------------------    --------------------           --------------
1-26AR            Argentina           244,479 (P.N.)        10/29/93 (I.D.)     Granted; 15 years duration from filing date
                                      306,644 (S.N.)        01/30/87 (F.D.)

1-26AU            Australia           570,152 (P.N.)        09/02/88 (I.D.)     Granted; 16 years duration from filing date
                                      64297/86 (S.N.)       11/18/87 (F.D.)

1-26AU.1          Australia           577,729 (P.N.)        02/15/89 (I.D.)     Granted; 16 years duration from filing date
                 (Div. Modem)         81363/87 (S.N.)       11/18/87 (F.D.)

1-26AU.2          Australia           579,966 (P.N.)        05/10/89 (I.D.)     Granted; 16 years duration from filing date
               (Div. Sub. Unit)       81366/87 (S.N.)       11/18/87 (F.D.)

1-26AU.3          Australia           577,987 (P.N.)        02/21/89 (I.D.)     Granted; 16 years duration from filing date
                 (Div. Modem/         81368/87 (S.N.)       11/18/87 (F.D.)
               DemMultiplexing)

1-26AU.4          Australia           579,782 (P.N.)        05/10/89 (I.D.)     Granted; 16 years duration from filing date
             (Div. A/D Convertor)     81371/87 (S.N.)       11/18/87 (F.D.)

1-26AU.5          Australia           576,991 (P.N.)        02/15/89 (I.D.)     Granted; 16 years duration from filing date
                 (Div. Freq.)         81369/87 (S.N.)       11/18/87 (F.D.)

1-26AU.6          Australia           579,778 (P.N.)        05/05/89 (I.D.)     Granted; 16 years duration from filing date
              (Div. Deglitching       81364/87 (S.N.)       11/18/87 (F.D.)
                   System)

1-26AU.7          Australia           579,780 (P.N.)        05/05/89 (I.D.)     Granted; 16 years duration from filing date
                 (Div. Freq.          81367/87 (S.N.)       11/18/87 (F.D.)
                 Synthesizer)

1-26AU.8          Australia           579,779 (P.N.)        05/05/89 (I.D.)     Granted; 16 years duration from filing date
             (Div. Interpolator)      81365/87 (S.N.)       11/18/87 (F.D.)

1-26AU.9          Australia           579,781 (P.N.)        05/05/89 (I.D.)     Granted; 16 years duration from filing date
               (Div. Frequency        81370/87 (S.N.)       11/18/87 (F.D.)
                  Convertor)

1-26AT             Austria            A 365/87 (S.N.)       02/19/87 (F.D.)     Assoc. filed DS&M's instructions on 12/09/94
                                                                                in response to Office Action

1-26BE             Belgium            905,822 (P.N.)        05/27/87 (I.D.)     Granted; 20 years duration from filing date
                                                            11/27/86 (F.D.)

1-26BR              Brazil           PI 8701441 (P.N.)      11/30/83 (I.D.)     Granted; 15 years duration from filing date
                                     PI 8701441 (S.N.)      03/17/87 (F.D.)

1-26CN              Canada           1,263,900 (P.N.)       12/12/89 (I.D.)     Granted; 17 years duration from issue date


1-26.1CN            Canada           1,272,817 (P.N.)       08/14/90 (I.D.)     Granted; 17 years duration from issue date
                 (Div. Modem)

1-26.3CN            Canada           1,272,316 (P.N.)       07/31/90 (I.D.)     Granted; 17 years duration from issue date
             (Div. Interpolator)

1-26.4CN            Canada           1,272,317 (P.N.)       07/31/90 (I.D.)     Granted; 17 years duration from issue date
               (Div. Subscriber
                    Unit)

1-26.5CN            Canada           1,319,957 (P.N.)       07/06/93 (I.D.)     Granted; 17 years duration from issue date
                  (Div Freq.          608,565 (S.N.)        08/16/89 (F.D.)
                 Synthesizer)

1-26.6CN            Canada            608,566 (S.N.)        08/16/89 (F.D.)     Assoc. filed DS&M's instructions on 09/12/94
                (Div. System)                                                   in response to Office Action

1-26.7CN            Canada           1,303,687 (P.N.)       06/16/92 (I.D.)     Granted; 17 years duration from issue date
              (Div. AFC System)                             08/16/90 (F.D.)

1-26.8CN            Canada           1,303,686 (P.N.)       06/16/92 (I.D.)     Granted; 17 years duration from issue date
              (Div. Upconverter)                            08/16/90 (F.D.)

1-26.9CN            Canada           1,274,630 (P.N.)       09/15/90 (I.D.)     Granted; 17 years duration from issue date
               (Div. Amplifier)

1-26CL              Chile              36.078 (P.N.)        07/11/88 (I.D.)     Granted; 15 years duration from issue date

1-26CI              China               8278 (P.N.)         01/02/91 (I.D.)     Granted; 15 years duration from filing date
                                                            05/12/87 (F.D.)

1-26DK             Denmark            1789/87 (S.N.)        04/08/87 (F.D.)     No action as of yet

1-26FI             Finland             85077 (P.N.)         02/25/97 (I.D.)     Granted; 20 years duration from filing date
                                                            12/03/86 (F.D.)

1-26.1FI           Finland             85317 (P.N.)         03/25/92 (I.D.)     Granted; 20 years duration from 12/03/86
                    (Div.)                                  02/14/90 (F.D.)

1-26FR              France            86 16232 (P.N.)       12/14/90 (I.D.)     Granted; 20 years duration from filing date
                                      86 16232 (S.N.)       11/20/86 (F.D.)

1-26.1FR            France            87 10220 (P.N.)       12/17/93 (I.D.)     Granted; 20 years duration from 11/21/86
                 (Div. Modem)         87 10220 (S.N.)       07/20/87 (F.D.)

1-26.2FR            France            87 10228 (P.N.)       01/07/94 (I.D.)     Granted; 20 years duration from 11/21/86
               (Div. Deglitch.        87 10228 (S.N.)       07/20/87 (F.D.)
                   System)

1-26.3FR            France            87 10227 (P.N.)       09/28/90 (I.D.)     Granted; 20 years duration from 11/21/86
             (Div. Interpolator)                            07/20/87 (F.D.)

1-26.4FR            France            87 10226 (P.N.)       03/15/91 (I.D.)     Granted; 20 years duration from 11/21/86
               (Div. Subscriber                             07/20/87 (F.D.)
                    Unit)

1-26.5FR            France               87 10225           03/10/90 (I.D.)     Granted; 20 years duration from 11/21/86
                 (Div. Freq.                                07/20/87 (F.D.)
                 Synthesizer)

1-26.6FR            France            87 10224 (P.N.)       07/13/90 (I.D.)     Granted; 20 years duration from 11/21/86
                (Div. System -                              07/20/87 (F.D.)
                  Equalizer)

1-26.7FR            France            87 10223 (P.N.)       11/19/93 (I.D.)     Granted; 20 years duration from 11/21/86
              (Div. AFC System)                             07/20/87 (F.D.)

1-26.8FR            France            87 10222 (P.N.)       09/28/90 (I.D.)     Granted; 20 years duration from 11/21/86
              (Div. Upconverter)                            07/20/87 (F.D.)

1-26.9FR            France            87 10221 (P.N.)       07/13/90 (I.D.)     Granted; 20 years duration from 11/21/86
             (Div. A/D Converter)                           07/20/87 (F.D.)

1-26DE             Germany         P 36 44 066.3 (S.N.)     12/22/86 (F.D.)     Office Action received; response due 05/15/95

1-26GR              Greece             871236 (P.N.)        02/23/88 (I.D.)     Granted; 15 years duration from filing date
                                                            04/04/87 (F.D.)

1-26HK            Hong Kong           641/1994 (R.N.)       07/07/94 (R.D.)     Registered; expires with corresponding U.K. patent

1-26IN              India              170912 (P.N.)        11/05/93 (I.D.)     Granted; 14 years duration from filing date
                                     937/Del/86 (S.N.)      10/23/86 (F.D.)

1-26.1IN            India            597/Del/89 (S.N.)      07/06/89 (F.D.)     Accepted; waiting for notice of publication from
                 (Div. Modem)                                                   associate

1-26.3IN            India            599/Del/89 (S.N.)      07/06/89 (F.D.)     Accepted; waiting for notice of publication from
             (Div. Interpolator)                                                associate

1-26.5IN            India            601/Del/89 (S.N.)      07/06/89 (F.D.)     Accepted; waiting for notice of publication from
                (Div. System)                                                   associate

1-26.6IN            India            602/Del/89 (S.N.)      07/06/89 (F.D.)     Accepted; waiting for notice of publication from
              (Div. AFC System)                                                 associate

1-26ID            Indonesia           P-003070 (S.N.)       05/21/92 (F.D.)     Refiled

1-26IE             Ireland            3045/86 (S.N.)        11/18/86 (F.D.)     Assocs. filed, in 10/91, replacement specification
                                                                                and drawings to concur with corrs. British patent

1-26.1IE           Ireland            3835/91 (S.N.)        11/01/91 (F.D.)     Original filing certificate received
                (Div.; Modem)

1-26.2IE           Ireland            3836/91 (S.N.)        11/01/91 (F.D.)     Original filing certificate received
             (Div. Interpolator)

1-26.3IE           Ireland            3837/91 (S.N.)        11/01/91 (F.D.)     Original filing certificate received
               (Div.; Sub Unit)

1-26.4IE           Ireland            3838/91 (S.N.)        11/01/91 (F.D.)     Original filing certificate received
                (Div.; Trans.
                   System)

1-26IL              Israel             80497 (P.N.)         10/02/91 (I.D.)     Granted; 20 years duration from filing date
                                                            11/04/86 (F.D.)

1-26.1IL            Israel             94835 (P.N.)         10/02/91 (I.D.)     Granted; 20 years duration from filing date of
             (Div. Modem and AFC                                                parent case
                   System)

1-26.2IL            Israel             94836 (P.N.)         10/02/91 (I.D.)     Granted; 20 years duration from filing date of
             (Div. Interpolator)                                                parent case

1-26.3IL            Israel             94837 (P.N.)         10/02/91 (I.D.)     Granted; 20 years duration from filing date of
               (Div. Subscriber                                                 parent case
                    Unit)

1-26.4IL            Israel             94838 (P.N.)         10/02/91 (I.D.)     Granted; 20 years duration from filing date of
                 (Div. Freq.                                                    parent case
                 Synthesizer)

1-26.5IL            Israel             94839 (P.N.)         10/02/91 (I.D.)     Granted; 20 years duration from filing date of
               (Div. Deglitch.                                                  parent case
                   System)

1-26IT              Italy             1287336 (P.N.)        05/17/89 (I.D.)     Granted; 20 years duration from filing date of
                                                                                parent case

1-26JP              Japan             74573/87 (S.N.)       03/30/87 (F.D.)     Assoc. filed DS&M's instructions to Office Action
                                                                                on 01/26/94

1-26KR              Korea              36,649 (P.N.)        10/15/90 (I.D.)     Granted; Patent valid from 07/21/90 to 11/28/01

1-26MX              Mexico            164.955 (P.N.)        10/09/92 (I.D.)     Granted; 20 years duration from filing date
                                        4870 (S.N.)         01/06/87 (F.D.)

1-26NL           Netherlands          87.00645 (S.N.)       03/18/87 (F.D.)     Assoc. filed K & K's instructions on 11/17/92 in
                                                                                response to Office Action

1-26.1NL         Netherlands          90.02797 (S.N.)       12/18/90 (F.D.)     DS&M sent instructions to assoc. on 09/21/94 in
                   (Modem)                                                      response to Office Action

1-26.3NL         Netherlands          90.02799 (S.N.)       12/18/90 (F.D.)     DS&M sent instructions to assoc. on 09/21/94 in
                (Interpolator)                                                  response to Office Action

1-26.6NL         Netherlands          90.02802 (S.N.)       12/18/90 (F.D.)     Office Action received; response due 06/15/95
                 (Equalizer)

1-26.9NL         Netherlands          90.02806 (S.N.)       12/18/90 (F.D.)     Office Action received; response due 06/15/95
               (A/D Converter)

1-26NO              Norway            172.090 (P.N.)        06/02/93 (I.D.)     Granted; 20 years duration from filing date
                                       864618 (S.N.)        11/19/86 (F.D.)

1-26PT             Portugal            85.503 (P.N.)        09/01/93 (I.D.)     Granted; 15 years duration from issue date (still
                                       85.503 (S.N.)        08/06/87 (F.D.)     awaiting original patent certificate)

1-26RU              Russia           4756308/90 (S.N.)      07/08/86 (F.D.)     Assoc. filed request for validation in 05/93 acting
                                                                                on T. Cipparone's instructions

1-26ES              Spain            8603224/0 (P.N.)       09/20/88 (I.D.)     Granted; 20 years duration from filing date
                                                            11/28/86 (F.D.)

1-26SE              Sweden           8604651-2 (S.N.)       10/31/86 (F.D.)     Assoc. filed DS&M's instructions on 02/24/94 in
                                                                                response to Office Action

1-26.1SE            Sweden           9402221-7 (S.N.)       06/24/94 (F.D.)     Filed

1-26CH           Switzerland           674435 (P.N.)        05/31/90 (I.D.)     Granted; 20 years duration from filing date
                                                            11/24/86 (F.D.)

1-26TW              Taiwan             29639 (P.N.)         11/28/88 (I.D.)     Granted; 15 years duration from publication date
                                                                                of 06/16/88

1-26TR              Turkey             23782 (P.N.)         09/13/90 (I.D.)     Granted; 15 years duration from filing date
                                                            07/28/87 (F.D.)

1-26GB               U.K.             2190711 (P.N.)        02/27/91 (I.D.)     Granted; 20 years duration from filing date
                                                            07/31/87 (F.D.)

1-26.1GB             U.K.             2194417 (P.N.)        02/27/91 (I.D.)     Granted; 20 years duration from filing date
                   (Modem)

1-23.2GB             U.K.             2194404 (P.N.)        01/09/91 (I.D.)     Granted; 20 years duration from filing date
              (Deglitch. System)

1-26.3GB             U.K.             2194418 (P.N.)        04/24/91 (I.D.)     Granted; 20 years duration from filing date
                (Interpolator)

1-26.4GB             U.K.             2194708 (P.N.)        11/21/90 (I.D.)     Granted; 20 years duration from filing date
              (Subscriber Unit)

1-26.5GB             U.K.             2194403 (P.N.)        03/27/91 (I.D.)     Granted; 20 years duration from filing date
             (Freq. Synthesizer)

1-26.6GB             U.K.             2198915 (P.N.)        04/24/91 (I.D.)     Granted; 20 years duration from filing date
                 (Equalizer)

1-26.7GB             U.K.             2198914 (P.N.)        04/24/91 (I.D.)     Granted; 20 years duration from filing date
                 (AFC System)

1-26.8GB             U.K.             2199214 (P.N.)        05/01/91 (I.D.)     Granted; 20 years duration from filing date
                (Upconverter)

1-26.9GB             U.K.             2199206 (P.N.)        03/13/91 (I.D.)     Granted; 20 years duration from filing date
               (A/D Converter)

Title: CONNECTION OF SUBSCRIBER COMMUNICATION NETWORK BASE STATION TO EXTERNAL
       INFORMATION NETWORK (1-26US) and BASE STATION FOR WIRELESS DIGITAL TELEPHONE SYSTEM (1-30US)
Patent Nos.: 4,779,262 and 4,377,633
Issued: October 18, 1988 and October 11, 1988

                               Serial No. (S.N.),        Filing Date (F.D.),
                              Patent No. (P.N.) or      Issue Date (I.D.) or
  Docket No.     Country     Registration No. (R.N.)  Registration Date (R.D.)          Present Status
  ----------     -------     -----------------------  ------------------------          --------------
1-30AR          Argentina       310,572 (S.N.)            04/15/88 (I.D.)        Assoc. filed Amendment in 06/93; acting on N.
                                                                                 Pine's instructions
1-30.1AR        Argentina       325 365 (S.N.)            07/07/93 (I.D.)        Filed
1-30AU          Australia       585,748 (P.N.)            10/13/89 (I.D.)        Granted; 16 years duration from filing date
                                14127/88 (S.N.)           03/31/88 (F.D.)
1-30AZ         Azerbaijan        285-II (S.N.)            04/14/93 (F.D.)        Filed
1-30BE           Belgium        08800372 (P.N.)           11/20/90 (I.D.)        Granted; 20 years duration from filing date
                                                          03/30/88 (F.D.)
1-30BR            Brazil        PI 8801530 (S.N.)         03/30/88 (F.D.)        Office Action received; response due 06/12/95
1-30.1CN          Canada        615,508 (S.N.)            10/04/89 (F.D.)        Notice of Allowance received; retyped pages must
                  (Div.)                                                         be submitted by 03/15/94; final fee must be
                                                                                 paid by 05/15/95
1-30.2CN          Canada        615,509 (S.N.)            10/04/89 (F.D.)        Assoc. restored application and filed Voluntary
                  (Div.)                                                         Amendment in 02/95 acting on DS&M's
                                                                                 instructions
1-30CI            China          10,469 (P.N.)            05/29/91 (I.D.)        Granted; 15 years duration from filing date
                                                          04/18/88 (F.D.)
1-30DK           Denmark        1300/88 (S.N.)            03/15/88 (F.D.)        No action as of yet
1-30FI           Finland        88 2229 (S.N.)            05/12/88 (F.D.)        Assoc. replied to Official Letter in 2/90 acting on
                                                                                 AAJ's instructions

1-30FR           France         88 04299 (P.N.)           12/14/90 (I.D.)        Granted; 20 years duration from filing date
                                88 04299 (S.N.)           03/31/88 (F.D.)
1-30DE           Germany      P 18 12 611.7 (S.N.)        04/15/88 (F.D.)        Published in 2/89; Office Action received; response
                                                                                 due 02/07/95
1-30HK          Hong Kong       834/1994 (R.N.)           08/18/94 (R.D.)        Registered; expires with corresponding U.K. patent
1-30IN            India        317/Del/88 (S.N.)          04/13/88 (F.D.)        K & K filed amendment on 07/19/91; application
                                                                                 was accepted on 07/22/91
1-30.1IN          India        637/Del/91 (S.N.)          07/17/91 (F.D.)        Assignment documents were filed
                 (Div.)
1-30ID          Indonesia      P-003026 (S.N.)            05/19/92 (F.D.)        DS&M sent copies of corresponding search reports
                                                                                 to assoc. on 08/15/94
1-30IL           Israel          85678 (P.N.)             05/02/93 (I.D.)        Granted; 20 years duration from filing date
                                 85678 (S.N.)             03/09/88 (F.D.)
1-30IT           Italy          1,219,926 (P.N.)          05/28/90 (I.D.)        Granted; 20 years duration from filing date
                                                          04/19/88 (F.D.)
1-30JP           Japan          84207/1988 (S.N.)         04/07/88 (F.D.)        Office Action received; response due 02/28/95
1-30KR           Korea           51,947 (P.N.)            06/04/92 (I.D.)        15 years duration from the publication date of
                                                          05/12/88 (F.D.)        12/10/91
1-30MY           Malaysia       MY-100488-A (P.N.)        10/15/90 (I.D.)        Granted; 15 years duration from issue date
1-30MX           Mexico          171.366 (P.N.)           10/21/93 (I.D.)        Granted; 20 years duration from filing date
                                  11.087 (S.N.)           04/12/88 (F.D.)
1-30NL         Netherlands        88.00636 (S.N.)         03/15/88 (F.D.)        DS&M sent instructions to assoc. on 10/10/94 in
                                                                                 response to Office Action
1-30NO           Norway            881468 (S.N.)          04/06/88 (F.D.)        Appl. published on 07/18/94 (under #175.559);
                                                                                 three month opposition period from publication
                                                                                 date
1-30PT          Portugal           87 283 (S.N.)          04/20/88 (F.D.)        Appl. published in Portuguese Official Bulletin in
                                                                                 06/89; 3 month opposition period and then
                                                                                 examination will commence

1-30RU           Russia           2003229 (P.N.)          11/15/93 (I.D.)        Granted; 20 years duration from filing date
                                4356237/09 (S.N.)          1/12/88 (F.D.)
1-30SA          S. Africa         88/5961 (P.N.)          04/25/89 (I.D.)        Granted; 20 years duration from filing date
                                                          08/12/88 (F.D.)
1-30ES            Spain           8800957 (P.N.)          03/28/89 (I.D.)        Granted; 10 years duration from filing date
                                                          03/29/88 (F.D.)
1-30SE            Sweden        8800824-6 (S.N.)          03/21/88 (F.D.)        Appeal brief filed by Ericsson; opponent's
                                                                                 statement; in response to appeal brief, must be
                                                                                 filed 04/20/95
1-30TW            Taiwan          31631 (P.N.)            06/26/89 (I.D.)        Granted; 15 years duration from publication date of
                                                                                 04/01/89
1-30GB             U.K.          2208774 (P.N.)           07/31/91 (I.D.)        Granted; 20 years duration from filing date
                                                          03/16/88 (F.D.)
1-30UK           Ukraine         U3601060 (S.N.)          06/18/93 (F.D.)        Filed

Title: APPARATUS AND METHOD FOR OBTAINING FREQUENCY AGILITY (1-31US) Patent No.: 4,783,450
Issued: November 15, 1988

                               Serial No. (S.N.), or     Filing Date (F.D.), or
  Docket No.     Country         Patent No. (P.N.)          Issue Date (I.D.)             Present Status
  ----------     -------       ---------------------     ----------------------           --------------
1-31AR          Argentina         241,364 (P.N.)          05/29/92 (I.D.)        Granted; 15 years duration from issue date
                                  312,638 (S.N.)          05/29/92 (F.D.)
1-31AU          Australia         590,168 (P.N.)          02/22/90 (I.D.)        Granted; 16 years duration from filing date
                                                          10/27/88 (F.D.)
1-31BE           Belgium         08801283 (P.N.)          04/30/90 (I.D.)        Granted; 20 years duration from filing date
                                                          11/09/88 (F.D.)
1-31BR           Brazil         PI 8805901 (S.N.)         11/11/88 (F.D.)        Allowed; published 11/29/94 (60 day opposition
                                                                                 period); issuing fee due 03/29/95
1-31CN           Canada          1,295,434 (P.N.)         02/04/92 (I.D.)        Granted; 17 years duration from issue date
                                                          11/14/88 (F.D.)
1-31CI            China            11478 (P.N.)           08/21/91 (I.D.)        Granted; 15 years duration from filing date
                                                          11/14/88 (F.D.)
1-31DK           Denmark          6348/88 (S.N.)          11/14/86 (F.D.)        No action as of yet
1-31FI           Finland          864927 (S.N.)           10/25/88 (F.D.)        No action as of yet
1-31FR           France          88 14617 (S.N.)          11/09/88 (F.D.)        Assoc. responded to Search Report in 11/89 acting
                                                                                 on AAJ's instructions
1-31DE           Germany       P 38 37 734.9 (S.N.)       11/07/88 (F.D.)        DS&M instructed assoc. on 12/13/94 to pay grant
                                                                                 fee
1-31IN            India         927/Del/82 (S.N.)         10/26/88 (F.D.)        Accepted; published on 10/22/94 in Gazette of
                                                                                 India; if no opposition is filed within four months
                                                                                 of publication, a patent will be granted
1-31.1IN          India          74/Del/92 (S.N.)         02/03/92 (F.D.)        No action as of yet
                 (Div.)

1-31ID          Indonesia        P-003016 (S.N.)          05/19/92 (F.D.)        T. Cipparone sent associate on 04/26/95 copies of
                                                                                 cited references from corresponding U.S. patent
                                                                                 in response to substantive examination
1-31IL           Israel           88187 (P.N.)            06/01/92 (I.D.)        Granted; 20 years duration from filing date
                                  88187 (S.N.)            10/27/88 (F.D.)
1-31IT            Italy         1,235,150 (P.N.)          06/22/92 (I.D.)        Granted; 20 years duration from filing date
                                                          11/11/88 (F.D.)
1-31JP            Japan        284050/1988 (S.N.)         11/11/88 (F.D.)        Assoc. filed DS&M's instructions on 01/12/94 in
                                                                                 response to the Office Action
1-31KR            Korea          51,471 (P.N.)            05/13/92 (I.D.)        15 years duration from the publication date of
                                 11/05/88 (F.D.)             02/18/92
1-31MY           Malaysia       MY-101118-A (P.N.)        07/16/91 (I.D.)        Granted; 15 years duration from issue date
                                                          10/27/88 (F.D.)
1-31MX            Mexico          170.412 (P.N.)          08/20/93 (I.D.)        Granted; 20 years duration from filing date
                                  13.780 (S.N.)           11/14/88 (F.D.)
1-31NL         Netherlands      88.02798 (S.N.)           11/14/88 (F.D.)        DS&M sent instructions to assoc. on 10/10/94 in
                                                                                 response to Office Action; assoc. has obtained
                                                                                 extension (until 01/12/95) due to changes needed to
                                                                                 DS&M's instructions
1-31NZ          New Zealand       226967 (P.N.)           04/03/90 (I.D.)        Granted; Expires Nov. 14, 2004
                                                          11/14/88 (F.D.)
1-31NO            Norway          884898 (S.N.)           11/03/88 (F.D.)        Published 02/13/95 (under No. 176.780); if no
                                                                                 opposition is filed within three months of
                                                                                 publication, a patent will be granted
1-31PT          Portugal          88.942 (S.N.)           11/04/88 (F.D.)        No action as of yet
1-31RU           Russia         4613023/09 (S.N.)         11/11/88 (F.D.)        Office Action received; response due 03/26/95
1-31SA          S. Africa        88/8062 (P.N.)           06/27/90 (I.D.)        Granted; 20 years duration from filing date
                                                          10/27/88 (F.D.)
1-31ES            Spain        8803332/5 (P.N.)           11/06/89 (I.D.)        Granted; 20 years duration from filing date
                                                          11/02/88 (F.D.)

1-31SE         Sweden          8803823-7 (P.N.)           06/04/92 (I.D.)        Granted; 15 years duration from filing date
                                                          10/26/88 (F.D.)
1-31TW         Taiwan            36023 (P.N.)             04/28/90 (I.D.)        Granted; 15 years duration from publication date of
                                                                                 12/11/89
1-31GB          U.K.            2224414 (P.N.)            10/27/93 (I.D.)        Granted; 20 years duration from filing date
                               8824922.2 (S.N.)           10/25/88 (F.D.)

Title: INITIALIZATION OF COMMUNICATION CHANNEL BETWEEN A SUBSCRIBER STATION AND
       A BASE STATION IN A SUBSCRIBER COMMUNICATION NETWORK (1-32US)
Patent No.: 4,811,420
Issued: March 7, 1989

                               Serial No. (S.N.) or     Filing Date (F.D.) or
  Docket No.     Country        Patent No. (P.N.)         Issue Date (I.D.)             Present Status
  ----------     -------     ----------------------   ------------------------          --------------
1-32AU          Australia         603732 (P.N.)           03/19/91 (I.D.)        Granted; 16 years duration from filing date
                                 30838/89 (S.N.)          02/18/89 (F.D.)
1-32BE           Belgium         08900242 (P.N.)          07/16/91 (I.D.)        Granted; 20 years duration from filing date
                                                          03/06/89 (F.D.)
1-32.1BE         Belgium         9000315 (P.N.)           09/22/92 (I.D.)        Granted; 20 years duration from filing date of
                 (Div.)          09000315 (S.N.)          03/21/90 (F.D.)        03/06/89
1.32.2BE         Belgium         9000316 (P.N.)           09/22/92 (I.D.)        Granted; 20 years duration from filing date of
                 (Div.)          09000316 (S.N.)          03/21/90 (F.D.)        03/06/89
1-32BR           Brazil         PI 8901030 (S.N.)         03/06/89 (F.D.)        Assoc. paid issue fee on 12/15/94 acting on T.
                                                                                 Cipparone's instructions
1-32CN           Canada         1,288,823 (P.N.)          09/10/91 (I.D.)        Granted; 17 years duration for issue date
                                                          02/22/89 (F.D.)
1-32DK           Denmark          916/89 (S.N.)           02/27/89 (F.D.)        No action as of yet
1-32FI           Finland          890928 (S.N.)           02/27/89 (F.D.)        No action as of yet
1-32FR           France          89 02811 (P.N.)          05/27/94 (I.D.)        Granted; 20 years duration from filing date
                                 89 02811 (S.N.)          03/03/89 (F.D.)
1-32.1FR         France          90 02732 (S.N.)          03/05/90 (F.D.)        Assoc. responded to Search Report on 09/14/92 on
                 (Div.)                                                          AAJ's instructions
1-32.2FR         France          90 02733 (P.N.)          03/05/90 (F.D.)        Granted; 20 years duration from filing date of
                 (Div.)          90 02733 (S.N.)          10/21/94 (I.D.)        03/03/89 (1-32FR)

1-32DE           Germany      P 39 06 890.0 (S.N.)        03/03/89 (F.D.)        V & K sent instructions to assoc. on 01/13/95 in
                                                                                 response to Office Action
1-32IN            India         184/Del/89 (S.N.)         02/28/89 (F.D.)        Assoc. filed V & K's instructions to Office Action
                                                                                 on 09/22/92
1-32ID          Indonesia        P-002947 (S.N.)          05/09/92 (F.D.)        V & K sent corresponding search reports on
                                                                                 05/11/94
1-32IL           Israel           89428 (P.N.)            03/31/93 (I.D.)        Granted; 20 years duration from filing date
                                  89428 (S.N.)            02/27/89 (F.D.)
1-32IT            Italy         1,231,180 (P.N.)          11/23/91 (I.D.)        Granted; 20 years duration from filing date
                                                          07/03/89 (F.D.)
1-32JP            Japan         52197/1989 (S.N.)         03/06/89 (F.D.)        Office Action received; response due 02/15/95

1-32KR            Korea           53,566 (P.N.)           08/05/92 (I.D.)        15 years duration from the publication date of
                                                          03/06/89 (F.D.)        05/16/92
1-32MY          Malaysia       MY-103830-A (P.N.)         09/30/93 (I.D.)        Granted; 15 years duration from grant date
                                PI 8900237 (S.N.)         02/27/89 (F.D.)
1-32MX           Mexico          169.911 (P.N.)           07/30/93 (I.D.)        Granted; 20 years duration from filing date
                                  15.157 (S.N.)           01/06/89 (F.D.)
1-32NL         Netherlands       89.00545 (S.N.)          03/06/89 (F.D.)        V & K sent instructions to assoc. on 09/17/93 in
                                                                                 response to Office Action
1-32NZ         New Zealand        228172 (P.N.)           03/21/91 (I.D.)        Granted; 16 years duration from filing date
                                                          03/01/89 (F.D.)
1-32NO           Norway           890913 (S.N.)           03/03/89 (F.D.)        Application published on 01/23/95 under No.
                                                                                 176.638; if no opposition is filed within three
                                                                                 months of publication date, a patent will be
                                                                                 granted
1-32.1NO         Norway          P940270 (S.N.)           01/26/94 (F.D.)        Assoc. paid printing fees in 12/94 acting on T.
                                                                                 Cipparone's instructions
1-32PT          Portugal          89 897 (S.N.)           03/03/89 (F.D.)        Office Action received; response due 03/28/95
1-32RU           Russia          4613701 (S.N.)           03/06/89 (F.D.)        Assoc. requested payment of the granting fees in
                                                                                 02/94

1-32SA          S. Africa      89/1609 (P.N.)             11/29/89 (I.D.)        Granted; 20 years duration from filing date
                                                          03/02/89 (F.D.)
1-32ES            Spain        89 00774 (P.N.)            10/24/91 (I.D.)        Granted; 20 years duration from filing date
                                                          03/02/89 (F.D.)
1-32SE           Sweden       8900642-6 (P.N.)            10/24/91 (I.D.)        Granted; 18 years duration from issue date
                                                          02/24/89 (F.D.)
1-32.1SE         Sweden       8001262-6 (P.N.)            10/31/91 (I.D.)        Granted; expires 02/24/09
                 (Div.)                                   04/06/90 (F.D.)
1-32TW           Taiwan         16534 (P.N.)              05/16/90 (I.D.)        Granted; 15 years duration from publication date of
                                                                                 01/21/90

Title: BASE STATION EMULATOR (1-33US)
Patent No.: 4,835,827
Issued: June 19, 1990

                               Serial No. (S.N.) or     Filing Date (F.D.)or
  Docket No.     Country        Patent No. (P.N.)         Issue Date (I.D.)             Present Status
  ----------     -------     ----------------------   ------------------------          --------------
1-33AU          Australia        617030 (P.N.)            03/10/92 (I.D.)        Granted; 16 years duration from filing date
                                49158/90 (S.N.)           02/06/90 (F.D.)
1-33BE           Belgium        08000176 (P.N.)           06/23/92 (I.D.)        Granted; 20 years duration from filing date
                                                          02/16/90 (F.D.)
1-33BR            Brazil      PI 9000625-9 (P.N.)         11/29/94 (I.D.)        Granted; 15 years duration from filing date
                               PI 9000625 (S.N.)          02/12/90 (F.D.)
1-33CN            Canada        2,009,234 (P.N.)          10/04/94 (I.D.)        Granted; 20 years duration from filing date
                                2009234-3 (S.N.)          02/02/90 (F.D.)
1-33CI            China       ZL 90100661.0 (P.N.)        10/16/94 (I.D.)        Granted; 15 years duration from filing date
                               90100661.0 (S.N.)          02/13/90 (F.D.)
1-33CZ            Czech.        PV 749-90 (S.N.)          02/15/90 (F.D.)        Assoc. paid printing fees in 12/94 acting on T.
                                                                                 Cipparone's instructions
1-33DK           Denmark         278/90 (S.N.)            02/02/90 (F.D.)        No action as of yet
1-33FI           Finland         900555 (S.N.)            02/05/90 (F.D.)        No action as of yet
1-33FR            France        90 01768 (P.N.)           05/06/94 (I.D.)        Granted; 20 years duration from filing date
                                90 01768 (S.N.)           02/14/90 (F.D.)
1-33DE           Germany      P 40 03 820.3 (S.N.)        02/08/90 (F.D.)        Published on 08/14/91; Office Action received;
                                                                                 response due 01/27/95
1-33IN            India        113/Del/90 (S.N.)          02/07/90 (F.D.)        Accepted 11/15/94; will be published in the future

1-33.1IL          Israel        107937 (S.N.)            12/08/93 (F.D.)         Appl. published on 01/24/95; if no opposition is
                                                                                 filed within the three month opposition period, the
                                                                                 application will be granted
1-33IT             Italy        1239571 (P.N.)           11/10/93 (I.D.)         Granted; 20 years duration from filing date
                               47627A/90 (S.N.)          02/14/90 (F.D.)
1-33JP             Japan       12637/1990 (S.N.)         02/15/90 (F.D.)         T. Cipparone instructed assoc. on 04/21/95 to file
                                                                                 request for examination
1-33KR             Korea         1868/90 (S.N.)          02/16/90 (F.D.)         Decision for the Publication of Appl. received
                                                                                 dated 01/20/95
1-33MY           Malaysia      PI 9000219 (S.N.)         03/12/90 (F.D.)         Assoc. responded to Substantive Examination
                                                                                 Report acting on V & K instructions dated
                                                                                 09/21/94
1-33MX            Mexico         171.987 (P.N.)          11/26/93 (I.D.)         Granted; 20 years duration from filing date
                                 19.631 (S.N.)           02/22/90 (F.D.)
1-33NZ         New Zealand       232394 (P.N.)           06/11/93 (I.D.)         Granted; 16 years duration from filing date
                                 232394 (S.N.)           02/07/90 (F.D.)
1-33NO            Norway         900559 (S.N.)           02/06/90 (F.D.)         Assoc. submitted response to Office Action on
                                                                                 03/01/95 acting on V & K's instructions
1-33PK          Pakistan        132,016 (P.N.)           03/21/92 (I.D.)         Granted; 16 years duration from filing date
                                 77/90 (S.N.)            02/27/90 (F.D.)
1-33PT          Portugal        93 093 (S.N.)            02/08/90 (F.D.)         Published on 10/15/91; 90 day term for oppositions
                                                                                 from publication date

1-33SA          S. Africa       90/0900 (P.N.)           11/28/90 (I.D.)         Granted; 20 years duration from filing date
                                                         02/07/90 (F.D.)
1-33ES           Spain          9000350 (P.N.)           05/07/91 (I.D.)         Granted; 20 years duration from filing date
                                                         02/06/90 (F.D.)
1-33SE           Sweden        9000390-6 (P.N.)          01/07/93 (I.D.)         Granted; 20 years duration from filing date
                               9000390-6 (S.N.)          02/05/90 (F.D.)
1-33.1SE         Sweden        9201163-4 (P.N.)          06/09/94 (I.D.)         Granted; 20 years duration from filing date of 1-
                               9201163-4 (S.N.)          04/13/92 (F.D.)         33SE

1-33TW           Taiwan          42486 (P.N.)             02/25/91 (I.D.)        Granted; 15 years duration from publication date of
                                                                                 11/11/90
1-33GB            U.K.         2 240 690 (P.N.)           06/29/94 (I.D.)        Granted; 20 years duration from filing date
                               9002383.9 (S.N.)           02/02/90 (F.D.)

Title:   COMBINATION SPATIAL DIVERSITY SYSTEM (1-44US)
Patent No.: 4,953,197
Issued: August 28, 1990


                               Serial No. (S.N.) or    Filing Date (F.D.) or
  Docket No.     Country        Patent No. (P.N.)        Issue Date (I.D.)              Present Status
  ----------     -------     ----------------------   ------------------------          --------------
1-44AU          Australia         606300 (P.N.)           05/23/91 (I.D.)        Granted; 16 years duration from filing date
                                 45852/49 (S.N.)          12/04/89 (F.D.)
1-44BE           Belgium         8000079 (P.N.)           03/03/92 (I.D.)        Granted; 20 years duration from filing date
                                                          01/23/90 (F.D.)
1-44BR            Brazil        PI 8906366 (S.N.)         12/08/89 (F.D.)        Assoc. paid final fee on 11/04/94, acting on T.
                                                                                 Cipparone's instructions
1-44CN            Canada        2,004,808 (P.N.)          01/10/95 (I.D.)        Granted; 20 years duration from filing date
                                2004808-5 (S.N.)          12/06/89 (F.D.)
1-44CI            China           13034 (P.N.)            01/22/92 (I.D.)        Granted; 15 years duration from filing date
                                                          12/08/89 (F.D.)
1-44CZ            Czech.        PV 8956-89 (S.N.)         12/08/89 (F.D.)        Office Action received; response due 05/26/95
1-44DK           Denmark          117/90 (S.N.)           01/16/90 (F.D.)        No action as of yet
1-44FI           Finland          895813 (S.N.)           12/05/89 (F.D.)        Assoc. filed amendment on 10/18/91 in response to
                                                                                 Office Action
1-44FR            France         89 16286 (P.N.)          08/05/94 (I.D.)        Granted; 20 years duration from filing date
                                 89 16286 (S.N.)          12/08/89 (F.D.)
1-44DE           Germany      P 39 40 690.3 (S.N.)        02/08/89 (F.D.)        Office Action received; response due 03/30/95
1-44HU           Hungary         269 626 (P.N.)           01/18/95 (I.D.)        Granted; 20 years duration from filing date
                                 6471/89 (S.N.)           12/08/89 (F.D.)
1-44IN            India        1166/Del/89 (S.N.)         12/11/89 (F.D.)        Accepted; Notice of Acceptance will be printed in
                                                                                 Official Gazette in distance future

1-44IL            Israel          92520 (P.N.)            03/09/94 (I.D.)        Granted; 20 years duration from filing date
                                  92520 (S.N.)            12/01/89 (F.D.)
1-44IT            Italy          1239544 (P.N.)           11/05/93 (I.D.)        Granted; 20 years duration from filing date
                                48631A/89 (S.N.)          12/06/89 (F.D.)
1-44JP            Japan        317938/1989 (S.N.)         12/08/89 (F.D.)        V & K sent instructions to assoc. on 12/09/94 in
                                                                                 response to Office Action
1-44KR            Korea          1962/90 (S.N.)           02/17/90 (F.D.)        Notice of Final Rejection received; Demand for
                                                                                 Appeal Trial must be filed by 05/06/95
1-44MY           Malaysia       PI 9000108 (S.N.)         01/22/90 (F.D.)        V & K sent instructions to assoc. on 08/26/94 in
                                                                                 response to Preliminary and Substantive
                                                                                 Examination
1-44NL         Netherlands       89.83028 (S.N.)          12/08/89 (F.D.)        Search Report received; Continuation of the
                                                                                 Procedure must be filed by 12/08/96; upon receipt
                                                                                 of the request for Continuation of the Procedure, 6
                                                                                 month term will be set to answer Search Report
1-44NZ         New Zealand       231618 (S.N.)            12/04/89 (F.D.)        Notice of Acceptance received; published in 10/92
                                                                                 in Patent Office Journal; 4 month opposition period
1-44NO           Norway          894893 (S.N.)            12/06/89 (F.D.)        Office Action received; response due 06/16/95
1-44PK          Pakistan        132,040 (P.N.)            05/05/92 (I.D.)        Granted; 16 years duration from filing date
                                  47/90 (S.N.)            02/06/90 (F.D.)
1-44PL           Poland         144 583 (P.N.)            02/08/94 (I.D.)        Granted; 20 years duration from filing date
                               P-262 680 (S.N.)           12/08/89 (F.D.)
1-44PT          Portugal        92 892 (S.N.)             01/18/90 (F.D.)        Published on 09/13/91; 90 day term for oppositions
                                                                                 from publication date
1-44SA          S. Africa        90/0428 (P.N.)           10/31/90 (I.D.)        Granted; 20 years duration from filing date
                                                          01/22/90 (F.D.)
1-44ES           Spain           8904326/7 (P.N.)         12/09/90 (I.D.)        Granted; 20 years duration from filing date
                                                          12/04/89 (F.D.)
1-44SE           Sweden          8904132-1 (S.N.)         12/07/89 (F.D.)        Assoc. replied to Office Action on 11/06/91 acting
                                                                                 on T. Gavitt's instructions

1-44GB            U.K.           2,227,910 (P.N.)         10/27/93 (I.D.)        Granted; 20 years duration from filing date
                                 8927341.1 (S.N.)         12/04/89 (F.D.)

Title: COMMUNICATION SIGNAL COMPRESSION SYSTEM AND METHOD (1-47US) Patent No.: 4,974,089
Issued: November 20, 1990


                              Serial No. (S.N.) or      Filing Date (F.D.) or
  Docket No.     Country       Patent No. (P.N.)          Issue Date (I.D.)             Present Status
  ----------     -------     ----------------------   -------------------------         --------------
1-47CN            Canada       2,033,310-3 (S.N.)         11/27/90 (F.D.)        Assoc. filed Voluntary Amendment on 01/29/92
                                                                                 incorporation additional claims
1-47EU            Europe        90119336.7 (S.N.)         10/09/90 (F.D.)        Office Action received; response due 04/02/95
               (Includes
               BE, FR, DE,
               IT, HL, ES,
               SE and GB)
1-47JP            Japan         325113/90 (S.N.)          11/27/90 (F.D.)        T. Cipparone instructed assoc. on 09/13/93 to file
                                                                                 request for examination

Title: SUBSCRIBER UNIT FOR WIRELESS DIGITAL SUBSCRIBER COMMUNICATION SYSTEM
       (1-49US)
Patent No.: 5,008,900
Issued: April 16, 1991


                              Serial No. (S.N.) or      Filing Date (F.D.) or
  Docket No.     Country       Patent No. (P.N.)          Issue Date (I.D.)             Present Status
  ----------     -------     ----------------------   -------------------------         --------------
1-49AU          Australia         616849 (P.N.)           03/03/92 (I.D.)        Granted; 16 years duration from filing date
                                 59876/90 (S.N.)          07/27/90 (F.D.)
1-49BE           Belgium          9000789 (P.N.)          06/22/93 (I.D.)        Granted; 20 years duration from filing date
                                 09000789 (S.N.)          08/14/90 (F.D.)
1-49BR           Brazil         PI 9003984 (S.N.)         08/13/90 (F.D.)        Assoc. filed V & K instructions on 08/08/94 in
                                                                                 response to Office Action
1-49CN           Canada          2022128-3 (S.N.)         07/27/90 (F.D.)        Assoc. paid final fee on 11/28/94 acting on T.
                                                                                 Cipparone's instructions
1-49CI           China             15170 (P.N.)           08/26/92 (I.D.)        Granted; 15 years duration from filing date
                                 90106818.7 (S.N.)        08/14/90 (F.D.)
1-49CZ           Czech.         PV 3856-90 (S.N.)         08/06/90 (F.D.)        Assoc. filed response to Office Action in 02/93
                                                                                 acting on V & K's instructions

1-49DK           Denmark         1850/90 (S.N.)           08/02/90 (F.D.)        No action as of yet
1-49FI           Finland          903986 (S.N.)           08/13/90 (F.D.)        Assoc. filed response to Office Action on 04/30/92
                                                                                 acting on T. Cipparone's instructions (additional
                                                                                 claims were inserted on 10/13/92)
1-49FR            France         90 10302 (P.N.)          01/14/94 (I.D.)        Granted; 20 years duration from filing date
                                 90 10302 (S.N.)          08/13/90 (F.D.)
1-49DE           Germany      P 40 25 771.1 (S.N.)        08/14/90 (F.D.)        V & K sent instructions to assoc. on 03/20/95 in
                                                                                 response to Office Action
1-49HU           Hungary         4933/90 (S.N.)           04/08/90 (F.D.)        Published on 03/26/91; Assoc. filed Amendment in
                                                                                 11/93 acting on V & K's instructions

1-49IN            India         779/Del/90 (S.N.)         08/01/90 (F.D.)        Official Action received; response due 05/28/95;
                                                                                 application must be in order for acceptance by
                                                                                 05/25/94
1-49.1IN          India        1499/Del/94 (S.N.)         11/23/94 (F.D.)        Filed
1-49IL            Israel          95207 (S.N.)            07/27/90 (F.D.)        Assoc. paid publication fee in 11/94 acting on V &
                                                                                 K's instructions
1-49.1IL          Israel          110757 (S.N.)           08/23/94 (F.D.)        Office Action received; response due 05/02/95

1-49IT            Italy         1,248,619 (P.N.)          01/21/95 (I.D.)        Granted; 20 years duration from filing date
                                 48227A/90 (S.N.)         08/14/90 (F.D.)
1-49JP            Japan          211757/90 (S.N.)         08/13/90 (F.D.)        We instructed assoc. to file a Request for
                                                                                 Examination in 12/91
1-49KR            Korea          12493/90 (S.N.)          08/14/90 (F.D.)        Notice of Final Rejection received; response due
                                                                                 05/25/95
1-49MY          Malaysia         9001352 (S.N.)           08/13/90 (F.D.)        Request for Substantive Examination filed in 12/91

1-49MX           Mexico          165.585 (P.N.)           11/24/92 (I.D.)        Granted; 20 years duration from filing date
                                  21.970 (S.N.)           08/14/90 (F.D.)
1-49.1MX         Mexico          92.6714 (S.N.)           11/23/92 (F.D.)        Assoc. filed Request for Examination on 04/08/94
                 (Div.)                                                          acting on T. Cipparone's instructions
1-49NL         Netherlands       90.01816 (S.N.)          08/13/90 (F.D.)        Assoc. filed V & K's instructions on 02/25/94 in
                                                                                 response to Office Action
1-49NZ         New Zealand        234689 (P.N.)           10/28/92 (I.D.)        Granted; 16 years duration from filing date
                                  234689 (S.N.)           07/30/90 (F.D.)
1-49NO            Norway          P903529 (S.N.)          08/10/90 (F.D.)        No action as of yet
1-49PK           Pakistan         132,386 (P.N.)          12/02/92 (I.D.)        Granted; 16 years duration from filing date
                                  369/90 (S.N.)           08/18/90 (F.D.)
1-49PL            Poland         P-286 482 (S.N.)         08/14/90 (F.D.)        T. Cipparone instructed assoc. on 01/24/95 to pay
                                                                                 printing fees
1-49PT           Portugal         94,975 (S.N.)           08/13/90 (F.D.)        Published on 03/31/92 (90 day opposition period);
                                                                                 will proceed to examination if no opposition is
                                                                                 filed

1-49RU            Russia        4630837.09 (S.N.)         08/13/90 (F.D.)        Assoc. filed Request for Validation on 07/93
1-49SA          S. Africa         90/6047 (P.N.)          05/29/91 (I.D.)        Granted; 20 years duration from filing date
                                                          08/01/90 (F.D.)
1-49ES            Spain          9002169/X (P.N.)         02/06/92 (I.D.)        Granted; 20 years duration from filing date
                                  9002169 (S.N.)          08/10/90 (F.D.)